EXHIBIT 4


                                                                 EXECUTION COPY



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                              LIMITED BRANDS, INC.

                                      and

                             THE BANK OF NEW YORK,
                                    Trustee


                             --------------------

                                   Indenture

                         Dated as of February 19, 2003


                             --------------------

                                Debt Securities





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


                               Table of Contents

                                                                           Page
                                   ARTICLE 1
                                  DEFINITIONS

Section 1.01.  Definitions.....................................................6

                                   ARTICLE 2
                              DEBT SECURITY FORMS.

Section 2.01.  Forms Generally................................................14
Section 2.02.  Form of Face of Debt Securities................................15
Section 2.03.  Form of Reverse of Debt Security...............................18
Section 2.04.  Form of Legend for Debt Securities.............................23
Section 2.05.  Form of Trustee's Certificate of Authentication................25

                                   ARTICLE 3
                              THE DEBT SECURITIES

Section 3.01.  Amount Unlimited; Issuable in Series...........................26
Section 3.02.  Denominations..................................................29
Section 3.03.  Execution, Authentication, Delivery and Dating.................29
Section 3.04.  Temporary Debt Securities......................................31
Section 3.05.  Registration, Transfer and Exchange............................32
Section 3.06.  Mutilated, Destroyed, Lost and Stolen Debt Securities..........38
Section 3.07.  Payment of Interest; Interest Rights Preserved.................39
Section 3.08.  Persons Deemed Owners..........................................40
Section 3.09.  Cancellation...................................................40
Section 3.10.  Computation of Interest........................................41
Section 3.11.  Payment in Currencies..........................................41
Section 3.12.  CUSIP Numbers..................................................44

                                   ARTICLE 4
                  REDEMPTION OF DEBT SECURITIES; SINKING FUND

Section 4.01.  Applicability of Right of Redemption...........................44
Section 4.02.  Notice of Redemption...........................................44
Section 4.03.  Selection of Debt Securities on Partial Redemption.............45
Section 4.04.  Deposit of Redemption Price....................................45
Section 4.05.  Debt Securities Payable on Redemption Date.....................46
Section 4.06.  Debt Securities Redeemed in Part...............................46
Section 4.07.  Applicability of Sinking Fund..................................46
Section 4.08.  Mandatory and Optional Sinking Funds...........................47

                                       i

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Section 4.09.  Application of Sinking Fund Payments...........................47

                                   ARTICLE 5
                      PARTICULAR COVENANTS OF THE COMPANY

Section 5.01.  To Pay Principal, Premium, If Any, and Interest................49
Section 5.02.  To Maintain Offices or Agencies................................49
Section 5.03.  Money For Debt Security Payments to be Held in Trust...........49
Section 5.04.  Restrictions on Liens Upon Voting Stock of Significant
               Subsidiaries.............50
Section 5.05.  Restrictions on Consolidation, Merger, Sale, Etc...............52
Section 5.06.  Annual Statement Concerning Compliance With Covenants..........52
Section 5.07.  Compliance With Covenants and Conditions May Be Waived By
               Holders of Debt Securities.....................................53
Section 5.08.  Calculation Of Original Issue Discount.........................53

                                   ARTICLE 6
                                    REMEDIES

Section 6.01.  Events of Default..............................................53
Section 6.02.  Acceleration of Maturity on Default; Waiver....................54
Section 6.03.  Collection of Amounts Due and Suits for Enforcement by Trustee.55
Section 6.04.  Trustee Appointed Attorney-in-Fact For Holders to File Claims..56
Section 6.05.  Application of Moneys Collected by Trustee.....................57
Section 6.06.  Holders May Direct Proceedings and Waive Defaults..............58
Section 6.07.  Limitations on Right of Holders to Institute Proceedings.......58
Section 6.08.  Assessment of Costs and Attorneys' Fees in Legal Proceedings...59
Section 6.09.  Rights and Remedies Cumulative.................................59

                                   ARTICLE 7
                               ACTIONS BY HOLDERS

Section 7.01.  Actions by Holders.............................................60
Section 7.02.  Instruments....................................................60
Section 7.03.  Determining Principal Amount of Outstanding Debt Securities....61
Section 7.04.  Revocation by Holders of Consents to Action....................61

                                   ARTICLE 8
                     MEETINGS OF HOLDERS OF DEBT SECURITIES

Section 8.01.  Purposes of Meetings...........................................62
Section 8.02.  Call of Meetings by Trustee....................................62
Section 8.03.  Call of Meetings by Company or Holders.........................63
Section 8.04.  Qualifications for Voting......................................63
Section 8.05.  Regulation of Meetings.........................................63


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Section 8.06.  Voting.........................................................64
Section 8.07.  No Delay of Rights by Meeting..................................64

                                   ARTICLE 9
             REPORTS BY THE COMPANY AND THE TRUSTEE; HOLDERS' LISTS

Section 9.01.  Reports By Trustee.............................................64
Section 9.02.  Reports by the Company.........................................65
Section 9.03.  Holders' Lists.................................................66

                                   ARTICLE 10
                             CONCERNING THE TRUSTEE

Section 10.01.  Acceptance of Trusts Upon Specified Conditions................67
Section 10.02.  Duties of Trustee in Case of Default..........................70
Section 10.03.  Notice to Holders of Defaults.................................71
Section 10.04.  Resignation and Removal of Trustee and Notice Thereof.........72
Section 10.05.  Qualifications of Trustee.....................................72
Section 10.06.  Disqualification Of Trustee By Reason Of Conflicting Interest.72
Section 10.07.  Appointment of Successor Trustee..............................72
Section 10.08.  Merger, Conversion or Consolidation of Trustee or Transfer
                of Its Corporate Trust Business; Authentication of Debt
                Securities by Successor Trustee...............................74
Section 10.09.  Trustee Required to Account for Amounts Collected As
                Creditor of the Company Under Certain Conditions..............75
Section 10.10.  Trustee May Rely on Officers' Certificate.....................75

                                   ARTICLE 11
                           SATISFACTION AND DISCHARGE

Section 11.01.  Discharge of Indenture Upon Payment of Debt Securities........75
Section 11.02.  Discharge of Indenture Upon Deposit of Moneys.................76
Section 11.03.  Discharge of Certain Indebtedness Upon Deposit of Moneys......76
Section 11.04.  Termination of Certain Obligations Upon Deposit of Moneys.....77
Section 11.05.  Certain Deposits With The Trustee To Be Held In Escrow........77
Section 11.06.  Repayment To Company..........................................78
Section 11.07.  Reinstatement.................................................78
Section 11.08.  Indemnity for Government Obligations..........................79
Section 11.09.  Deposits of Foreign Currencies................................79

                                   ARTICLE 12
        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 12.01.  Liability Solely Corporate....................................79



                                       iii

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                                   ARTICLE 13
                            SUPPLEMENTAL INDENTURES

Section 13.01.  Without Consent of Holders, Company and Trustee May Enter
                Into Supplemental Indentures For Specified Purposes...........80
Section 13.02.  Modification of Indenture by Supplemental Indenture With
                Consent of Holders............................................81
Section 13.03.  Trustee to Join in Execution of Supplemental Indenture........82
Section 13.04.  Effect of Supplemental Indenture..............................83
Section 13.05.  Matters Provided for in Supplemental Indenture May Be
                Noted on Debt Securities, or New Debt Securities
                Appropriately Modified May Be Issued in Exchange for
                Outstanding Debt Securities...................................83
Section 13.06.  Supplemental Indentures to Conform to Trust Indenture Act.....83

                                   ARTICLE 14
                       PROVISIONS OF GENERAL APPLICATION

Section 14.01.  Consolidation, Merger, Sale or Lease..........................83
Section 14.02.  Benefits of Indenture.........................................84
Section 14.03.  Evidence of Compliance with Conditions Precedent;
                Form of Documents Delivered to Trustee........................84
Section 14.04.  Conflict with Trust Indenture Act.............................86
Section 14.05.  Notices, etc., to Trustee and Company.........................86
Section 14.06.  Notice to Holders; Waiver.....................................86
Section 14.07.  Effect of Headings and Table of Contents......................86
Section 14.08.  Successors and Assigns........................................87
Section 14.09.  Separability Clause...........................................87
Section 14.10.  Governing Law.................................................87
Section 14.11.  Legal Holidays................................................87
Section 14.12.  Execution in Counterparts.....................................87



                                       iv

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         This Cross Reference Sheet, showing the location in the Indenture of the provisions inserted pursuant to Section 310-318(a), inclusive, of the Trust Indenture Act of 1939, is not to be considered a part of the Indenture.

                   TRUST INDENTURE ACT CROSS REFERENCE SHEET

                                                                   Sections of
Sections of Trust Indenture Act                                     Indenture
310(a)(1)............................................            10.05
310(a)(2)............................................            10.05
310(a)(3)............................................        Not Applicable
310(a)(4)............................................        Not Applicable
310(c)...............................................        Not Applicable
311..................................................            10.09
312..................................................             9.03
313..................................................             9.01
314(a)...............................................             9.02
314(b)...............................................        Not Applicable
314(c)...............................................            14.03
314(d)...............................................        Not Applicable
314(e)...............................................            14.03
315(a)...............................................           10.02(a)
315(b)...............................................            10.03
315(c)...............................................            10.02
315(d)...............................................            10.02
315(e)...............................................             6.08
316(a)...............................................        6.06 and 7.03
316(b)...............................................             6.07
317(a)...............................................        6.03 and 6.04
317(b)...............................................             5.03
318(a)...............................................            14.04

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                                       v

                                   INDENTURE

         INDENTURE, dated as of February 19, 2003, between LIMITED BRANDS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company") having its principal place of business at Two Limited Parkway, Columbus, Ohio 43216, and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of the State of New York, as trustee (hereinafter called the "Trustee") having its Corporate Trust Office at 101 Barclay Street, Floor 8 West, New York, New York 10286, attention: Corporate Trust Administration.

                              W I T N E S S E T H:

         WHEREAS, the Company has duly authorized the issue, in one or more series as in this Indenture provided, from time to time of its debentures, notes, bonds and other evidences of indebtedness (herein called the "Debt Securities") and, to provide the general terms and conditions upon which the Debt Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, the Trustee has power to enter into this Indenture and to accept and execute the trusts herein created; and

         WHEREAS, the Company represents that all acts and things necessary to constitute these presents a valid indenture and agreement according to its terms, have been done and performed, that the execution and delivery of the Debt Securities of any series will, at the time of such execution and delivery, have been duly authorized by the Company and that any such Debt Securities, when so executed and delivered by the Company and when authenticated, issued and delivered by the Trustee, will be legal, valid and binding obligations of the Company; and the Company, in the exercise of each and every legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver Debt Securities from time to time as herein provided;

         NOW, THEREFORE, the parties hereto, intending to be legally bound, agree that, in consideration of the acceptance and purchase of the Debt Securities by the holders thereof, the Company covenants and agrees with the Trustee, for the equal benefit of all the holders from time to time of the Debt Securities, without preference, priority or distinction of any thereof over any other thereof by reason of priority in time of issuance or negotiation, or otherwise, as follows:

                                   ARTICLE 1
                                  DEFINITIONS

         Section 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

         (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article 10 are defined in that Article.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent Member" means any member of, or participant in, the Depositary.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board or any committee of officers or other representatives of the Company duly authorized by a Board Resolution to act on behalf of that board or in its stead.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Debt Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day

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on which banking institutions in that Place of Payment or other particular location are authorized or obligated by law to close.

         "Clearstream" means Clearstream Banking, societe anonyme (or any successor securities clearing agency).

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Company" means Limited Brands, Inc. and, subject to the provisions of
Section 14.01, shall also include its successors and assigns.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board of Directors, the President or an Executive Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered. The Corporate Trust Office of the initial Trustee shall be at the address set forth in the first paragraph of this Indenture until the Trustee shall notify the Company of a change thereof.

         The term "corporation" includes corporations, associations, companies and business trusts.

         "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture.

         "Defaulted Interest" has the meaning specified in Section 3.07.

         "Depositary" means, with respect to the Debt Securities of any series issuable or issued in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 3.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Debt Securities of any such series shall mean the Depositary with respect to the Debt Securities of that series.

         "Dollar" or "$" means such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

         "DTC" means The Depository Trust Company.

         "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

          "Event of Default" has the meaning specified in Section 6.01.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

         "Exchange Offer" has the meaning set forth in the form of Debt Securities contained in Section 2.02.

         "Exchange Registration Statement" has the meaning set forth in the form of the Debt Securities contained in Section 2.02.

          "Exchange Security" means any Debt Security issued in exchange for an Original Security or Original Securities pursuant to the Exchange Offer or otherwise registered under the Securities Act and any Debt Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security

          "Global Security" means a Debt Security evidencing all or a part of a series of Debt Securities, issued to the Depositary for such series in accordance with Section 3.03(c), and bearing the legend prescribed in Section 3.03(c).

         "Government Obligations" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case under Clause (i) or
(ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt: provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Holder" means a Person in whose name a Debt Security is registered in the Security Register.

         "Indebtedness" means any and all obligations of a corporation for money borrowed which in accordance with generally accepted accounting principles would be reflected on the balance sheet of such corporation as a liability on the date as of which Indebtedness is to be determined.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented, amended or restated by or pursuant to one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series Debt Securities established as contemplated by
Section 3.01.

         The term "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date" with respect to any Debt Security means the Stated Maturity of an instalment of interest on such Debt Security.

         "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

         "Mandatory Sinking Fund Payment" has the meaning specified in Section 4.07.

         "Maturity" with respect to any Debt Security means the date on which the principal of such Debt Security or any installment thereof becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call or redemption, operation of any sinking fund, repayment at the option of the Holder or otherwise.

         "Officers' Certificate", when used with respect to the Company, means a certificate signed by the Chairman of the Board of Directors, the President or an Executive Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means an opinion in writing prepared in accordance with Section 14.03 and signed by legal counsel, who may be an employee of or of counsel to the Company, which is delivered to the Trustee.

         "Optional Sinking Fund Payment" has the meaning specified in Section 4.07.

         "Original Issue Discount Security" means any Debt Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to
Section 6.02.

         "Original Securities" means all Debt Securities other than Exchange Securities.

         "Outstanding", when used as of any particular time with reference to Debt Securities, means, subject to Section 7.03, all Debt Securities theretofore authenticated and delivered by the Trustee under this Indenture, except:

                      (i) Debt Securities or portions thereof for which funds sufficient to pay the principal thereof, premium, if any, thereon and all unpaid interest thereon at Maturity or to the date fixed for redemption shall have been deposited in trust for such purpose as provided herein with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent); provided that, if such Debt Securities are to be redeemed, notice of such redemption thereof shall have been duly given or provision satisfactory to the Trustee for the giving of such notice shall have been made;

                      (ii) Debt Securities theretofore cancelled and delivered to the Trustee or which have been surrendered to the Trustee for cancellation; and

                      (iii) Debt Securities which have been paid pursuant to
         Section 3.06 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities are valid obligations of the Company.

         "Paying Agent" means any Person authorized by the Company to pay the.principal of (and premium, if any) or interest on any Debt Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Debt Securities of any series, means each place where the principal of (and premium, if any) or interest on the Debt Securities of that series are payable, as specified in the manner contemplated by Section 3.01.

         "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 3.06 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Redemption Date", when used with respect to any Debt Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture and the terms of such Debt Security.

         "Redemption Price", when used with respect to any Debt Security to be redeemed, means the price (exclusive of accrued interest) at which it is to be redeemed pursuant to this Indenture and the terms of such Debt Security.

         "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Debt Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

          "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

         "Regulation S Global Security" has the meaning set forth in Section
2.01.

         "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Debt Security set forth in accordance with
Section 2.02 to be placed upon each Regulation S Security.

         "Regulation S Securities" means all Debt Securities required pursuant to Section 3.05 to bear a Regulation S Legend. Such term includes the Regulation S Global Security.

         "Responsible Officer", when used with respect to the Trustee, means any officer or employee in the Corporate Trust Office of the Trustee or any other officer or employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers or employees and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Global Security" has the meaning specified in Section
2.01.

         "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Debt Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the original issuance date of the Debt Securities.

         "Restricted Securities" means all Debt Securities required pursuant to
Section 3.05 to bear any Restricted Securities Legend. Such term includes any Restricted Global Security.

         "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

         "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in accordance with Section 2.02 to be placed upon each Restricted Security.

         "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Rule 144A Securities" means the Debt Securities purchased by the Purchasers from the Company pursuant to Rule 144A.

         "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

         "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

         "Significant Subsidiary" has the meaning specified in Section 5.04.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

         "Stated Maturity", when used with respect to any Debt Security or any installment of interest thereon, means the date specified in such Debt Security as the fixed date on which the principal of such Debt Security or such installment of interest is due and payable.

         "Subsidiary" means a corporation, a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency; provided, however, that "voting stock" shall not include stock which the Company or any of its Subsidiaries owning such stock are required or have agreed not to vote, or the voting rights with respect to which have been granted to a Person other than the Company or any of its Subsidiaries.

         "Successor Security" of any particular Debt Security means every Debt Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Debt Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Debt Security.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 13.06.

         "United States" means the United States of America (including the States thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

         "Voting Stock" has the meaning specified in Section 5.04.

                                   ARTICLE 2
                              DEBT SECURITY FORMS.

         Section 2.01. Forms Generally. The Debt Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Debt Securities, as evidenced by their execution thereof. If the form of Debt Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Debt Securities. The definitive Debt Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as evidenced by their execution of such Debt Securities.

         Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Security Registrar, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Debt Securities represented thereby (or such other accounts as they may direct). Each such Global Security, together with any Successor Securities which are Global Securities other than a Regulation S Global Security, is herein called a "Restricted Global Security".

         Upon their original issuance, Regulation S Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Security Registrar, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at DTC by or on behalf of Euroclear or Clearstream. Each such Global Security, together with any Successor Securities which are Global Securities other than a Restricted Global Security, is herein called a "Regulation S Global Security". The Company, the Trustee and any of their respective Agents shall not be responsible for any acts or omissions of a Depositary, for any depository records of beneficial ownership interests or for any transactions between the Depositary and beneficial owners.

         Debt Securities, other than Registered Securities, offered and sold in their initial distribution to Institutional Accredited Investors shall be issued in certificated form and shall not be issued in the form of a Global Security or in any other form intended to facilitate book-entry trading in beneficial interests in such Debt Securities.

         Section 2.02.   Form of Face of Debt Securities.
         [Insert any legend  as required by Section 2.04]

         [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

           ....................................
   ....................................................
No. ...                                    $ ........

         Limited Brands, Inc., a corporation duly incorporated and subsisting under the laws of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of .. Dollars on .......... and to pay interest thereon from
..... or from the most recent Interest Payment Date to which interest has been paid or duly provided for, .......... on .......... and .......... in each year, commencing ................, at the rate of ................% per annum, until the principal hereof is paid or made available for payment. [If applicable then insert: provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of
........% per annum (to the extent that the payment of such interest shall be legally enforceable), from the date such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.] [If Original Securities that are not also Registered Securities, then insert: provided, however, that if (i) the Company has not filed a registration statement (the "Exchange Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), registering a security substantially identical to this Debt Security (except that such Debt Security will not contain terms with respect to the Special Interest payments described below or transfer restrictions) within the applicable. day period specified in the Exchange and Registration Rights Agreement (the "Exchange and Registration
Rights Agreement") dated as of ......., by and between the Company and the
Purchasers (as defined therein) or (ii) the Exchange Registration Statement has not become or been declared effective by the Securities and Exchange Commission (the "SEC") within. days after the Debt Securities are initially issued or
(iii) an exchange offer ("Exchange Offer") has not been completed within. days after the Debt Securities are initially issued (if the Exchange Offer is then required to be made pursuant to the Exchange and Registration Rights Agreement), or (iv) the Company has filed, and the SEC has declared effective, the shelf registration statement as required by the Exchange and Registration Rights Agreement (the "Shelf Registration Statement") and at any time prior to the earlier of two years from the date the Shelf Registration Statement is declared effective and such time as all the debt securities covered by the Shelf Registration Statement have been disposed of under the Shelf Registration Statement, the Shelf Registration Statement ceases to be effective, or fails to be usable for its intended purpose without being succeeded within two business days by a post-effective amendment which cures the failure and that is itself immediately declared effective, in each case (i), (ii), (iii) and (iv) upon the terms and conditions set forth in the Exchange and Registration Rights Agreement

(each such event referred to in clauses (i), (ii), (iii) and (iv), a "Registration Default"), then special interest ("Special Interest") will accrue (in addition to the stated interest on the Debt Securities), from and including the date on which any such Registration Default shall occur to, but excluding, the date on which the Registration Default has been cured, at a per annum rate of .......% on the principal amount of this Debt Securities, plus an additional
........% per year from and during any period in which the Registration Default has continued for more than 90 days (provided that the rate of Special Interest shall not exceed .......% per annum in the aggregate at any time)

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the. or. (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
[If the Debt Security is not to bear interest prior to Maturity, insert -- The principal of this Debt Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ....% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. [Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of ....% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]]

         Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert --; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                          Limited Brands, Inc.


                                          By...................................





                                          By...................................





         Section 2.03.   Form of Reverse of Debt Security.

         This Debt Security is one of a duly authorized issue of securities of the Company (herein called the "Debt Securities"), issued and to be issued in one or more series under an Indenture, dated as of February 19, 2003 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Debt Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $ .... . The
Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Debt Securities.

[If applicable, insert -- The Debt Securities of this series are subject to redemption, as a whole or from time to time in part, upon not less than 30 nor more than 60 days' notice mailed to each Holder of Debt Securities to be redeemed at his address as it appears in the Securities Register, on any date prior to their Stated Maturity at a Redemption Price equal to the greater of
(i) 100% of the principal amount of such Debt Securities to be redeemed or (ii) as determined by a Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted
Treasury Rate (as defined below), plus ..... basis points, plus accrued interest thereon to the Redemption Date; provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Debt Securities or portions thereof called for redemption.

         "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The semi-annual equivalent yield to maturity will be computed as of the third business day immediately preceding the Redemption Date. "Comparable Treasury Issue" (expressed as a percentage of its principal amount) means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized in accordance with customary financial practice in pricing new issues of corporate notes of comparable maturity to the remaining term of the Securities. "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, provided that if three or more Reference Treasury Dealer Quotations are obtained, the highest and lowest of such quotations shall be excluded from the calculation. "Quotation Agent" means the Reference Treasury Dealer appointed by the Company. "Reference Treasury Dealer" means (i) _______________ and its respective successors; provided, however, that, if the foregoing shall cease to be a primary U.S. Government securities dealer (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.]

[If applicable, insert-- The Debt Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert-- (1) on ..... in any year commencing with the year ......
and ending with the year ...... through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert-- on or after .........., ....], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert-- on or before ..............., ...%, and if redeemed] during the
12-month period beginning ....... of the years indicated,

                          Redemption                                Redemption
     Year                   Price                    Year             Price
     ----                 ----------                 ----           ----------





and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Debt Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- The Debt Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ......
in any year commencing with the year .... and ending with the year .... through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert-- on or after ............], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ...... of the years indicated,

                    Redemption Price
                     For Redemption                 Redemption Price For
                    Through Operation               Redemption Otherwise
                         of the                    Than Through Operation
Year                  Sinking Fund                   of the Sinking Fund
----                  ------------                   -------------------





and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or other wise) with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [If applicable, insert -- The sinking fund for this series provides for the redemption on ......  in each year beginning with the year.  and ending with the year ...... of [if applicable, insert -- not less than
$....  ("mandatory sinking fund") and not more than] $...  aggregate principal amount of Debt Securities of this series. Debt Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert -- mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- , in the inverse order in which they become due].]

      [If the Debt Security is subject to redemption of any kind, insert -- In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

      [If applicable, insert -- The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Debt Security] [or] [certain restrictive covenants and Events of Default with respect to this Debt Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

      [If the Debt Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Debt Securities of this series shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

      [If the Debt Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Debt Securities of this series shall occur and be continuing, an amount of principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Debt Securities of this series shall terminate.]

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 50% in principal amount of the Debt Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debt Securities of each series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

      As provided in and subject to the provisions of the Indenture, the Holder of this Debt Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Debt Securities of this series, the Holders of not less than 25% in principal amount of the Debt Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Debt Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Debt Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

      No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debt Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Debt Securities of this series are issuable only in registered form without coupons in denominations of $.......... and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debt Securities of this series are exchangeable for a like aggregate principal amount of Debt Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      All terms used in this Debt Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Section 2.04. Form of Legend for Debt Securities. Unless otherwise specified as contemplated by Section 3.01 for the Debt Securities evidenced thereby, every Debt Security authenticated and delivered hereunder shall bear one or more of the appropriate legends in substantially the following forms as relevant below:

[If the Debt Security is a Restricted Security, then insert -
THIS DEBT SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT

PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS AS SET FORTH IN (A) ABOVE, IN EACH CASE (A) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]

      [If the Debt Security is a Regulation S Security, then insert -
THIS DEBT SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY ACQUIRING THIS DEBT SECURITY, AGREES FOR THE BENEFIT OF LIMITED BRANDS, INC. THAT NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, RESOLD, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

ANY OFFER, SALE, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION OF THIS DEBT SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WITHIN FORTY DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THIS DEBT SECURITY OR THE DATE OF CLOSING OF SUCH OFFERING MAY BE MADE ONLY IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO RULE 144A UNDER THE SECURITIES ACT.]


      [If the Debt Security is a Global Security, then insert -
THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A DEBT SECURITY REGISTERED, AND NO TRANSFER OF THIS DEBT SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

      [If the Debt Security is a Global Security and the Depository Trust Company is to be the depository therefor, then insert - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED

REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         Section 2.05. Form of Trustee's Certificate of Authentication. The form of the Trustee's certificate of authentication to be borne by each Debt Security shall be substantially as follows:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Debt Securities referred to in the within-mentioned Indenture.

                                              THE BANK OF NEW YORK, as Trustee,



                                              By:  _____________________________
                                                   Authorized Signatory


                                              Dated:____________________________

                                   ARTICLE 3
                              THE DEBT SECURITIES

         Section 3.01. Amount Unlimited; Issuable in Series. The aggregate principal amount of the Debt Securities that may be authenticated and delivered under this Indenture is unlimited. Additional Securities of any series of Debt Securities authenticated and delivered under this Indenture may be authenticated and delivered hereunder at any time, having the same terms as, treated as a single class (for all purposes under this Indenture) with, and in aggregate principal amounts that exceed the aggregate principal amount of, such previously authenticated and delivered Debt Securities.

         The Debt Securities may be issued in one or more series. There shall be established in or pursuant to one or more Board Resolutions and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

                      (1) the title of the Debt Securities of the series, including CUSIP Numbers (which shall distinguish the Debt Securities of the series from all other Debt Securities);

                      (2) the limit, if any, upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 3.04, 3.05, 3.06, 4.06 or 13.05 and except for any Debt Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

                        (3) the Person to whom any interest on a Debt Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                      (4) the date or dates on which the principal of the Debt Securities of the series is payable;

                      (5) the rate or rates, if any, at which the Debt Securities of the series shall bear interest, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

                      (6) the place or places where the principal of and any premium or interest on Debt Securities of the series shall be payable;

                      (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company and, other than by a Board Resolution, the manner in which any election by the Company to redeem the Debt Securities shall be evidenced;

                      (8) the obligation, if any, of the Company to redeem or purchase Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which, the price or prices at which and the terms and conditions upon which Debt Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                      (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Debt Securities of the series shall be issuable;

                      (10) if the amount of principal of or any premium or interest on Debt Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

                      (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on Debt Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in
         Section 1.01;

                      (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

                      (13) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.02;

                      (14) if the principal amount payable at the Stated Maturity of Debt Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                      (15) if applicable, that Debt Securities of the series, in whole or any specified part, shall be defeasible pursuant to either or both of Sections 11.03 and 11.04 and, if other than be a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

                      (16) if applicable, that Debt Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.04 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section
         3.05 in which any such Global Security may be exchanged in whole or in part for Debt Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

                      (17) any addition to, deletion from or change in the Events of Default which applies to Debt Securities of the series and any change to in the right of the Trustees or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.02;

                      (18) any addition to, deletion from or change in the covenants set forth in Article Ten which applies to Debt Securities of the series;

                      (19) any other terms of Debt Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture); and

                      (20) whether Debt Securities of the series shall be issued in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Debt Securities.

         All Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution (as set forth in such Officers' Certificate) or in any such indenture supplemental hereto.

         If any of the terms of a series of Debt Securities are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

Section 3.02. Denominations. Debt Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified in accordance with the requirements of Section 3.01. In the absence of any such provisions with respect to Debt Securities of any series, Debt Securities of such series shall be issuable in denominations of $1,000 or any integral multiple thereof.

Section 3.03. Execution, Authentication, Delivery and Dating. (a) Debt Securities shall be executed on behalf of the Company by the Chairman of its Board of Directors, its President or one of its Executive Vice Presidents, and by its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary under its corporate seal. The signature of any of these officers on Debt Securities may be manual or facsimile. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Debt Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Debt Security that has been duly authenticated and delivered by the Trustee.

         Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or did not hold such offices at the date of such Debt Securities.

         (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver the Debt Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Debt Securities; and the Trustee in accordance with the Company Order shall authenticate and deliver such Debt Securities. The Trustee shall be provided with, prior to the authentication and delivery of such Debt Securities, the supplemental indenture or the Board Resolution in or pursuant to which the terms and form of such Debt Securities have been established (and, if such terms and form are established in or pursuant to a Board Resolution, the Officers' Certificate setting forth such terms and form), an Officers' Certificate as to the absence of any event which is, or after notice or lapse of time or both would become, an Event of Default, and an Opinion of Counsel stating that:

         (1) all instruments furnished by the Company to the Trustee in connection with the authentication and delivery of such Debt Securities conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Debt Securities;

         (2) the form of such Debt Securities has been established in conformity with the provisions of this Indenture;

         (3) the terms of such Debt Securities have been established in conformity with the provisions of this Indenture;

         (4) in the event that the form or terms of such Debt Securities have been established in a supplemental indenture, the execution and delivery of such supplemental indenture have been duly authorized by all necessary corporate action of the Company, such supplemental indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, is a legal, valid, binding and enforceable instrument of the Company, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

         (5) the execution and delivery of such Debt Securities have been duly authorized by all necessary corporate action of the Company and such Debt Securities have been duly executed by the Company and, assuming due authentication by the Trustee and delivery by the Company, are the legal, valid, binding and enforceable obligations of the Company, entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

         (6)  such other matters as the Trustee may reasonably request.

         Notwithstanding the provisions of Section 3.01. and of this Section 3.03, if all Debt Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate or supplemental indenture otherwise required pursuant to Section 3.01. or the Company Order, Board Resolution and Officers' Certificate or supplemental indenture, and Opinion of Counsel required pursuant to this Section 3.03 at or prior to the time of authentication of each Debt Security of such series if such documents were delivered at or prior to the time of authentication upon original issuance of the first Debt Security of such series to be issued.

         (c) If the Company shall establish pursuant to Section 3.01 that the Debt Securities of a series are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this

Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Debt Securities of such series issued and not yet cancelled, (ii) shall be registered in the name of the Depositary for such Global Security or Debt Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and
(iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Debt Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

         (d) Each Depositary designated pursuant to Section 3.01 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

         (e) The Trustee shall have the right to decline to authenticate and deliver any Debt Security under this Section if the Trustee, upon the advice of counsel, determines that such action may not lawfully be taken or if the Trustee, by a committee of Responsible Officers, shall determine in good faith that the authentication and delivery of such Debt Security would be unjustly prejudicial to Holders of Outstanding Debt Securities.

         (f)Each Debt Security shall be dated the date of its authentication.

         (g) No Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of one of its authorized signatories, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         (h) The Trustee shall have the right to decline to authenticate and deliver any Debt Securities under this Section if the issue of such Debt Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Section 3.04. Temporary Debt Securities. Pending the preparation of definitive Debt Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debt Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debt Securities in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities may determine, as evidenced by their execution of such Debt Securities. In the case of Debt Securities of any series, such temporary Debt Securities may be in global form, representing all of the Outstanding Debt Securities of such series.

         If temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Debt Securities of such series, the temporary Debt Securities of such series shall be exchangeable for definitive Debt Securities of such series upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in a Place of Payment for such series without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debt Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefore a like principal amount of definitive Debt Securities of such series in any authorized denominations. Until so exchanged, the temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of such series and tenor.

         Section 3.05.   Registration, Transfer and Exchange.

         (a) The Company shall cause to be kept a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debt Securities and of transfers of Debt Securities. Separate registers may be kept for separate series of Debt Securities. Unless and until otherwise determined by the Company, the Security Register shall be kept at the office or agency of the Company maintained pursuant to Section 5.02, which office or agency is hereby appointed "Security Registrar" for the purpose of registering Debt Securities and registering the transfer of Debt Securities as herein provided. At all reasonable times the Security Register shall be open for inspection by the Trustee.

         Upon surrender for registration of transfer of any Debt Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, a like aggregate principal amount of one or more new Debt Securities of the same series in any authorized denominations.

         Notwithstanding any other provision of this Section 3.05, unless and until it is exchanged in whole or in part for Debt Securities in definitive registered form, a Global Security representing all or a portion of the Debt Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such

Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

         At the option of the Holder, Debt Securities of any series (except a Global Security) may be exchanged for a like aggregate principal amount of other Debt Securities of the same series in any authorized denominations upon surrender of the Debt Securities to be exchanged at such office or agency. Whenever any Debt Securities are so surrendered for exchange, the Company shall execute and the Trustee shall authenticate and deliver the Debt Securities which the Holder making the exchange is entitled to receive.

         If at any time the Depositary for the Debt Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Debt Securities of such series or if at any time the Depositary for the Debt Securities of such series shall no longer be eligible under Section 303(d), the Company shall appoint a successor Depositary with respect to the Debt Securities of such series. If a successor Depositary for the Debt Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 3.01 shall no longer be effective with respect to the Debt Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Debt Securities representing such series, in exchange for such Global Security or Debt Securities.

         The Company may at any time and in its sole discretion determine that the Debt Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Debt Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series, in exchange for such Global Security or Securities.

         If specified by the Company pursuant to Section 3.01 with respect to a series of Debt Securities, the Depositary for such series of Debt Securities may surrender a Global Security for such series of Debt Securities in exchange in whole or in part for Debt Securities of such series in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

                      (i) to the Person specified by such Depositary a new Debt Security or Debt Securities of the same series, of any authorized denomination as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

                      (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Debt Securities authenticated and delivered pursuant to Clause (i) above.

         Upon the exchange of a Global Security for Debt Securities in definitive registered form without coupons, in authorized denominations, such Global Security shall be cancelled by the Trustee. Debt Securities in definitive registered form without coupons issued in exchange for a Global Security pursuant to this Section 3.05 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debt Securities to or as directed by the Persons in whose names such Debt Securities are so registered.

         All Debt Securities issued upon any transfer or exchange of Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Debt Securities surrendered upon such transfer or exchange.

         Every Debt Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed by the appropriate persons and be accompanied by reasonable assurances that the endorsements are genuine and effective, or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee, duly executed by the Holder thereof or his attorney duly authorized in writing, and such other documentation as the Company, the Security Registrar or the Trustee may reasonably require.

         No service charge shall be made for any transfer or exchange of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Debt Securities, other than exchanges pursuant to
Section 3.04, 4.06 or 13.05 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange any Debt Security of any particular series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Debt Securities of such series selected for redemption under Section 4.02 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Debt Security being redeemed in part.

         (b) Notwithstanding any other provision of this Indenture or the Debt Securities, transfers and exchanges of Debt Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.05(b) shall be made only in accordance with this Section 3.05(b).

              (i) Restricted Global Security to Regulation S Global Security. If the owner of a beneficial interest in a Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in a Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and Clause
         (b)(iv) below and subject to the Applicable Procedures. Upon receipt by the Security Registrar of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account and
         (B) a Regulation S Certificate, satisfactory to the Security Registrar and the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Security Registrar, subject to Clause (b)(iv) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount.

              (ii) Regulation S Global Security to Restricted Global Security. If the owner of a beneficial interest in a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in a Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Security Registrar of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Security Registrar and the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Security Registrar shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount. If transfers under this Clause (b)(ii) occur after the Restricted Period, no Restricted Securities Certificates will be required.

              (iii) Non-Global Security to Non-Global Security. A Debt Security that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Debt Security that is not a Global Security as provided in Section 3.05(a), provided that, if the Debt Security to be transferred in whole or in part is a Restricted Security, then the Security Registrar shall have received a Restricted Securities Certificate, satisfactory to the Security Registrar and the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security (subject in every case to Section 3.05(c)).

              (iv) [Regulation S Global Security to be Held Through Euroclear or Clearstream during Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Clearstream (or by Agent Members acting for the account thereof), and no Person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause (b)(iv) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(ii) above.]

              (v) Restricted Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Security or a Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(v) and Clause (b)(iv) above and subject to the Applicable Procedures. Upon receipt by the Security Registrar of (A) such Security as provided in Section 3.05(a) and instructions satisfactory to the Security Registrar and the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in a Restricted Global Security, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in a Regulation S Global Security, in either case satisfactory to the Security Registrar and the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Security Registrar, subject to Clause (b)(iv) above, shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) and increase the principal amount of the Restricted Global

         Security or the Regulation S Global Security, as the case may be, by the specified principal amount, both as provided in Section 3.05(a).

         (c) Securities Act Legends. Restricted Securities and their Successor Securities shall bear a Restricted Securities Legend, and the Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

              (i) subject to the following Clauses of this Section 3.05(c), a Debt Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

              (ii) subject to the following Clauses of this Section 3.05(c), a new Debt Security which is not a Global Security and is issued in exchange for another Debt Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Debt Security, provided that, if such new Debt Security is required pursuant to Section 3.05(b)(v) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Debt Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

              (iii) Registered Securities shall not bear a Securities Act
         Legend;

              (iv) at any time after the Debt Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Debt Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Debt Security (other than a Global Security) or any portion thereof which bears such a legend if the Security Registrar has received an Unrestricted Securities Certificate, satisfactory to the Security Registrar and the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

              (v) a new Debt Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Debt Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Debt Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the written direction of the Company, shall authenticate and deliver such a new Debt Security as provided in this Article Three; and

              (vi) notwithstanding the foregoing provisions of this Section 3.05(c), a Successor Security of a Debt Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the written direction of the Company, shall authenticate and deliver a new Debt Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

         Section 3.06. Mutilated, Destroyed, Lost and Stolen Debt Securities. If (i) any mutilated Debt Security is surrendered to the Trustee or (ii) the Company and the Trustee receive evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Debt Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Debt Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debt Security, a new Debt Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Debt Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay such Debt Security.

         Upon the issuance of any new Debt Security under this Section 3.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Company and the Trustee) connected therewith.

         Every new Debt Security of any series issued pursuant to this Section
3.06 in lieu of any destroyed, lost or stolen Debt Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of such series duly issued hereunder.

         The provisions of this Section 3.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities.

         Section 3.07. Payment of Interest; Interest Rights Preserved.
Interest on any Debt Security which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name that Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. At the option of the Company, payment of interest on any Debt Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, if so specified in the manner contemplated by Section 3.01, by wire transfer to an account designated by such Person in writing to the Trustee.

         Any interest on any Debt Security of any series which is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of his having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debt Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debt Security of such series, the date of the proposed payment and the Special Record Date therefor, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less then 10 days after the receipt by the Trustee of the notice of the proposed payment. At the same time, the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Unless the Trustee is acting as the Security Registrar, promptly after such Special Record Date the Company shall furnish the Trustee a list, or shall make arrangements satisfactory to the Trustee with respect thereto, of the names and addresses of, and principal amounts of Debt Securities held by, the Holders appearing on the Security Register at the close of business on such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Debt Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Debt Securities of such series (or their respective Predecessor Securities) are, registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Debt Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause (2), such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section 3.07, each Debt Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

         Section 3.08. Persons Deemed Owners. Prior to due presentment of a Debt Security, for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debt Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.07) interest on such Debt Security and for all other purposes whatsoever, whether or not such Debt Security shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Section 3.09. Cancellation. All Debt Securities surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debt Securities so delivered shall be promptly cancelled by the Trustee. Acquisition by the Company of any Debt Security shall not operate as a redemption or satisfaction of the indebtedness represented by such Debt Securities unless and until the same is delivered to the Trustee for cancellation. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities cancelled as provided in this Section, except as expressly permitted in this Indenture. All cancelled Debt

Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures

         Section 3.10. Computation of Interest. Except as otherwise specified as contemplated by Section 3.01 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

         Section 3.11. Payment in Currencies. (a) Payment of the principal of (and premium, if any) and interest on the Debt Securities of any series shall be made in the currency or currencies specified pursuant to Section 3.01; provided that, if so specified in the manner provided in Section 3.01, the Holder of a Debt Security of such series may elect to receive such payment in any one of (i) Dollars and (ii) any other currency designated for such purpose pursuant to Section 3.01. A Holder may make such election by delivering to the Trustee a written notice thereof, substantially in the form attached hereto as Exhibit A or in such other form as may be acceptable to the Trustee, not later than the close of business on the Regular or Special Record Date immediately preceding the applicable Interest Payment Date or the fifteenth day immediately preceding Maturity, as the case may be, with respect to Debt Securities of such series. Such election shall remain in effect with respect to such Holder until such Holder delivers to the Trustee a written notice substantially in the form attached hereto as Exhibit A or in such other form as may be acceptable to the Trustee specifying a change in the currency in which such payment is to be made; provided that any such notice must be delivered to the Trustee not later than the close of business on the Regular or Special Record Date immediately preceding the next Interest Payment Date or the fifteenth day immediately preceding Maturity, as the case may be, with respect to Debt Securities of such series in order to be effective for the payment to be made thereon; and provided further that no such change in currency may be made with respect to payments to be made on any Debt Security with respect to which notice of redemption has been given by the Company pursuant to Section 4.02.

         (b) Except as otherwise specified in the manner contemplated by
Section 3.01, the Trustee shall deliver to the Company, not later than the fourth Business Day following each Regular or Special Record Date with respect to an Interest Payment Date or the tenth Business Day immediately preceding Maturity, as the case may be, with respect to a series of Debt Securities, a written notice specifying, in the currency in which such series of Debt Securities is denominated, the aggregate amount of the principal of (and premium, if any) and interest on such series of Debt Securities to be paid on such payment date. If payments in respect of such series of Debt Securities are designated to be made in a currency other than the currency in which such series of Debt Securities is denominated or if at least one Holder has made the election referred to in Subsection (a) above with respect to such series of Debt Securities, then the written notice referred to in the preceding sentence shall also specify, in each currency in which payment in respect of such series of Debt Securities is to be made pursuant to said Subsection (a), the amount of principal of (and premium, if any) and interest on such series of Debt Securities to be paid in such currency on such payment date.

         (c) The Company shall deliver to the Trustee, not later than the eighth Business Day following each Regular or Special Record Date or the tenth day immediately preceding Maturity, as the case may be, with respect to a series of Debt Securities, an Exchange Rate Officer's Certificate in respect of the
Dollar or Foreign Currency payments to be made on such payment date in respect of such Debt Securities. Except as otherwise specified in the manner contemplated by Section 3.01, the amount receivable by Holders of a series of Debt Securities who have elected payment in a currency other than the currency in which such series of Debt Securities is denominated as provided in Subsection (a) above shall be determined by the Company on the basis of the applicable Exchange Rate.

         (d) (i) If the Foreign Currency in which a series of Debt Securities is denominated ceases to be used both by the government of the country that issued such currency and for the settlement of transactions by public institutions of or within the international banking community, then, with respect to each date for the payment of principal of (and premium, if any) and interest on such series of Debt Securities occurring after the final date on which such Foreign Currency was so used, all payments with respect to the Debt Securities of such series shall be made in Dollars. If payment is to be made in Dollars to the Holders of any such series of Debt Securities pursuant to the provisions of the preceding sentence, then the amount to be paid in Dollars on a payment date by the Company to the Trustee and by the Trustee or any Paying Agent to Holders shall be determined by the Trustee as of the Regular or Special Record Date immediately preceding the applicable Interest Payment Date or the fifteenth day immediately preceding Maturity, as the case may be, with respect to Debt Securities of such series, and shall be equal to the sum obtained by translating the specified Foreign Currency into Dollars at the applicable Exchange Rate on the last Record Date on which such Foreign Currency was so used in either fashion; provided that payment to a Holder of a Debt Security of such series shall be made in a different Foreign Currency if that holder has properly elected or properly elects payment in such Foreign Currency as provided for by Subsection (a) above. If a Holder of a Debt Security denominated in a composite currency has elected payment in a specified Foreign Currency as provided for by Subsection (a) above and such Foreign Currency ceases to be used both by the government of the country that issued such currency and for the settlement of transactions by public institutions of or within the international banking community, such Holder shall receive payment in such composite currency; provided that such payment to such Holder shall be made in a different Foreign Currency or in Dollars if that Holder has properly elected or properly elects payments in such Foreign Currency or in Dollars as provided for by Subsection (a) above.

         If payment in respect of Debt Securities of a series denominated in a composite currency is to be made in Dollars pursuant to the provisions of the preceding paragraph, then the amount to be paid in Dollars on a payment date by the Company to the Trustee and by the Trustee or any Paying Agent to Holders shall be determined by the Trustee as of the Regular or Special Record Date immediately preceding the applicable Interest Payment Date or the fifteenth day immediately preceding Maturity, as the case may be, with respect to Debt Securities of such series, and shall be equal to the sum of the amounts obtained by translating each Component of such composite currency into Dollars at the applicable Exchange Rate for such Component on such Record Date or fifteenth day, as the case may be, multiplied by the number of units of such composite currency, as the case may be, that would have been so paid had such composite currency, as the case may be, not ceased to be so used. If payment is to be made in a Foreign Currency to a Holder of a Debt Security of such series pursuant to the preceding paragraph, then the amount to be paid in such Foreign Currency on a payment date by the Company to the Trustee and by the Trustee or any Paying Agent to such Holder shall be determined by the Trustee as of such Record Date or fifteenth day, as the case may be, and shall be determined by
(A) translating each Component of such composite currency into Dollars at the applicable Exchange Rate for such Component on such Record Date or fifteenth day, as the case may be, and (B) translating the sum in Dollars so obtained into such Foreign Currency at the applicable Exchange Rate for such Foreign Currency on such Record Date or fifteenth day, as the case may be.

         All decisions and determinations of the Trustee regarding the translation of Foreign Currency into Dollars or the translation of any composite currency into Dollars or the translation of Dollars into Foreign Currency pursuant to this Subsection (d) shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Debt Securities.

         If a Foreign Currency in which a series of Debt Securities is denominated or in which payments in respect of Debt Securities of such series may be made ceases to be used both by the government of the country that issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Company, in the event that it learns thereof (without any duty to investigate), will immediately give notice thereof to the Trustee (and the Trustee promptly thereafter will give notice to the relevant Holders in the manner provided in Section 14.06) specifying the last date on which such Foreign Currency was so used in either fashion. In the event any composite currency in which a Debt Security is denominated or payable ceases to be used for the purposes for which it was established, the Company, upon learning thereof, will immediately give notice thereof to the Trustee (and the Trustee promptly thereafter will give notice to the relevant Holders in the manner provided in Section 14.06) specifying the Conversion Date with respect to such composite currency and the Components of such composite currency on such Conversion Date. In the event of any subsequent change in any such Component, the Company, upon learning thereof, will give notice to the Trustee similarly. The

Trustee shall be fully justified and protected in relying and acting upon the information so received by it from the Company and shall not otherwise have any duty or obligation to determine such information independently.

         Section 3.12. CUSIP Numbers. The Company in issuing the Debt Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE 4
                  REDEMPTION OF DEBT SECURITIES; SINKING FUND

         Section 4.01. Applicability of Right of Redemption. Redemption of Debt Securities (other than pursuant to a sinking fund or analogous provision) permitted by the terms of any series of Debt Securities shall be made in accordance with such terms and the applicable provisions of this Article; provided, however, that if any such terms of a series of Debt Securities shall conflict with any provision of this Article, the terms of such series shall govern.

         Section 4.02. Notice of Redemption. If the Company shall elect to redeem the Debt Securities of any series in whole or in part as aforesaid, it shall fix a date for redemption and give notice of its election so to redeem by mailing written notice, postage prepaid, at least 30 days but not more than 60 days before the Redemption Date, to each Holder of Debt Securities to be redeemed as a whole or in part. Any notice which shall be mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder shall receive such notice. The Company shall notify the Trustee at least 15 days prior to the mailing of such notice. Failure to mail such notice, or any defect in the notice mailed, to the Holder of any Debt Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security.

         Each notice of redemption shall identify the Debt Securities to be redeemed (including CUSIP number) state such election to redeem on the part of the Company, the Redemption Date, the Place or Places of Payment for the Debt Securities to be redeemed and the Redemption Price and shall state further that the Debt Securities designated in such notice for redemption are required to be presented on or after such Redemption Date and at such Place or Places of Payment and that interest to the Redemption Date on the Debt Securities called for redemption will be paid as specified in said notice and shall cease to accrue thereon on such date, unless the Company defaults in payment of the Redemption Price. If less than all Outstanding Debt Securities of a series are to be redeemed, the notice shall also identify (and, in the case of partial redemption, state the principal amounts of) the particular Debt Securities that are to be redeemed. In case of partial redemption, the notice shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debt Security, a new Debt Security of the same series in aggregate principal amount equal to the unredeemed portion thereof will be issued.

         Any notice of redemption of Debt Securities at the option of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

         Section 4.03. Selection of Debt Securities on Partial Redemption. Except as otherwise specified in the manner contemplated by Section 3.01 for the Debt Securities of any series, if the Company shall at any time elect to redeem less than all the Debt Securities of such series then Outstanding, it shall notify the Trustee of the principal amount of Debt Securities to be redeemed before the mailing of the notice of redemption pursuant to Section 4.02, and thereupon the Trustee shall select, in such manner as the Trustee shall deem appropriate and fair and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple thereof that is also an authorized denomination, but in no event shall such portion be less than $1,000) of the principal amount of Debt Securities of such series of a denomination larger than the minimum authorized denomination for Debt Securities of such series.

         The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Security selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Security that has been or is to be redeemed.

         Section 4.04. Deposit of Redemption Price. Prior to 10:00 a.m., New York City time, any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 5.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Debt Securities or portions thereof which are to be redeemed on that date, in the currency or currencies in which such Redemption Price shall be paid.

         Section 4.05. Debt Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Debt Securities so to be redeemed shall, on the Redemption Date specified in such notice, become due and payable at the applicable Redemption Price, together with interest accrued thereon to such Redemption Date, and from and after such Redemption Date (unless the Company shall default in the payment of such Redemption Price or any such accrued interest), interest on such Debt Securities shall cease to accrue. Upon surrender of such Debt Securities for redemption in accordance with said notice, such Debt Securities shall be paid by the Company at the applicable Redemption Price, together with interest accrued to the Redemption Date; provided, however, that instalments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debt Securities, or one or more Predecessor Securities, registered as, such on the relevant Record Dates according to their terms and the provisions of Section 3.07.

         If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof and premium, if any, thereon shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in such Debt Security.

         Section 4.06. Debt Securities Redeemed in Part. Any Debt Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefore (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Debt Security or Debt Securities of the same series, in any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered, except that if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security or Securities in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

         Section 4.07. Applicability of Sinking Fund. Redemption of Debt Securities permitted or required pursuant to a sinking fund for the retirement of Debt Securities of a series shall be made in accordance with the applicable provisions of this Article, except as otherwise specified in the manner contemplated by Section 3.01 for Debt Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "Mandatory Sinking Fund Payment", and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "Optional Sinking Fund Payment". The cash amount of any Mandatory Sinking Fund Payment shall be subject to reduction as provided in Section 4.08.

         Section 4.08. Mandatory and Optional Sinking Funds. In lieu of making all or any part of any Mandatory Sinking Fund Payment with respect to any series of Debt Securities in cash, the Company may at its option (a) deliver to the Trustee Debt Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Company or receive credit for Debt Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 3.09, (b) receive credit for Optional Sinking Fund Payments (not previously so credited) made pursuant to this Section 4.08, or (c) receive credit for Debt Securities of such series (not previously so credited) redeemed by the Company through any optional redemption provision contained in the terms of such series. Debt Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Debt Securities.

         On or before the 45th day next preceding each sinking fund payment date for any series, the Company will deliver to the Trustee an Officers' Certificate (a) specifying the portion of the Mandatory Sinking Fund Payment to be satisfied by credit of Debt Securities of such series, (b) stating that none of the Debt Securities of such series has theretofore been so credited, (c) stating whether or not the Company intends to exercise its right to make an Optional Sinking Fund Payment with respect to such series and, if so, specifying the amount of such Optional Sinking Fund Payment which the Company intends to pay on or before the next succeeding sinking fund payment date and
(d) specifying such sinking fund payment date. Any Debt Securities of such series to be credited and required to be delivered to the Trustee in order for the Company to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 3.09 to the Trustee with such written statement (or reasonably promptly thereafter if acceptable to the Trustee). Such written statement shall be irrevocable and upon its receipt by the Trustee the Company shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such 45th day, to deliver such written statement and Debt Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (i) that the Mandatory Sinking Fund Payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Debt Securities of such series in respect `thereof and (ii) that the Company will make no Optional Sinking Fund Payment with respect to such series as provided in this Section 4.08.

         Section 4.09. Application of Sinking Fund Payments. If a Mandatory Sinking Fund Payment or Optional Sinking Fund Payment made in cash with respect to a particular series of Debt Securities, plus any unused balance of any preceding sinking fund payments made in cash with respect to such series, shall exceed $50,000 (or a lesser sum if the Company shall so request), such funds shall be applied by the Trustee on the sinking fund payment date provided for in the terms of a particular series of Debt Securities next following the date of such payment, unless the date of such payment shall be a sinking fund payment date, in which case such payment shall be applied on such sinking fund payment date, to a redemption of Debt Securities of such series at the Redemption Price specified therein. Not less than 45 days (unless a shorter period shall be satisfactory to the Trustee) before each such sinking fund payment date, the Trustee shall select, in the manner provided in Section 4.03, for redemption on such sinking fund payment date, a sufficient principal amount of Debt Securities of such series to absorb said funds, as nearly as may be, and shall, at the expense and in the name of the Company, thereupon cause notice of the redemption of such Debt Securities to be given in substantially the manner provided in Section 4.02 for the redemption of Debt Securities in part at the option of the Company, except that the notice of redemption shall also state that such Debt Securities are being redeemed for the sinking fund. Any sinking fund. moneys not so applied by the Trustee to the redemption of Debt Securities of such series shall be added to the next sinking fund payment received in funds by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section 4.09. Any and all sinking fund moneys held by the Trustee on the last sinking fund payment date with respect to Debt Securities of such series, and not held for the payment or redemption of particular Debt Securities of such series, shall be applied by the Trustee to the payment of the principal of the Debt Securities of such series at Maturity.

         On or prior to each sinking fund payment date, the Company shall pay to the Trustee a sum equal to all interest accrued to the date fixed for redemption on Debt Securities to be redeemed on such sinking fund payment date pursuant to this Section 4.09.

         The Trustee shall not redeem any Debt Securities of a series with sinking fund moneys or mail any notice of redemption of Debt Securities of such series by operation of the sinking fund during the continuance of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) of which the Trustee has actual knowledge, except that if the notice of redemption of any Debt Securities of such series shall theretofore have been mailed in accordance with the provisions hereof, the Trustee shall redeem such Debt Securities if cash sufficient for the purpose shall be deposited with the Trustee in accordance with the terms of this Article Four. Except as aforesaid, any moneys in the sinking fund at the time any such Event of Default shall occur and any moneys thereafter paid into the sinking fund shall, during the continuation of such Event of Default, be held as security for the payment of all the Debt Securities of such series; provided, however, that in case such Event of Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date on which such moneys are required to be applied pursuant to the provisions of this Section 4.09.

                                   ARTICLE 5
                      PARTICULAR COVENANTS OF THE COMPANY

          Section 5.01. To Pay Principal, Premium, If Any, and Interest. The Company covenants and agrees for the benefit of each series of Debt Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Debt Securities of such series in accordance with the terms of the Debt Securities of such series and this Indenture.

         The Company shall pay interest on overdue principal of a Debt Security of any series at the rate of interest prescribed therefore in such Debt Security and, to the extent lawful, it shall pay interest on overdue instalments of interest at the same rate.

         Section 5.02. To Maintain Offices or Agencies. As long as any of the Debt Securities shall remain outstanding, the Company will maintain or will cause to be maintained, in each Place of Payment for any series of Debt Securities, one or more offices or agencies where Debt Securities of such series may be presented or surrendered for payment, exchange and registration of transfer as in this Indenture provided and where notices and demands to or upon the Company in respect of this Indenture and of the Debt Securities of such series may be served. The Company will from time to time give written notice to the Trustee of the location of any such office or agency and of any change in the location thereof. In case the Company shall fail to maintain any such office or agency or to give such notice of its location or of any change in the location thereof, presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee. The Company hereby initially appoints the Corporate Trust Office of the Trustee as its office or agency for all the above purposes.

         Section 5.03. Money For Debt Security Payments to be Held in Trust.
If the Company shall at any time act as its own Paying Agent with respect to any series of Debt Securities, then, on or before each date on which the principal of (and premium, if any) or interest on any of the Debt Securities of that series shall become payable, by their terms or as a result of the calling thereof for redemption, the Company will set apart and segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest which shall have become so payable until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will notify the Trustee of its action or failure so to act and of any failure by any other obligor upon the Debt Securities of that series to make any such payment.

         If the Company shall appoint and at the time have a Paying Agent for the payment of the principal of (and premium, if any) or interest on any series of Debt

Securities, then, on or before the date on which the principal of (and premium, if any) or interest on any of the Debt Securities of that series shall become payable as aforesaid, the Company will pay to such Paying Agent a sum sufficient to pay such principal (and premium, if any) or interest, to be held in trust for the benefit of the Persons entitled. thereto, and (unless such Paying Agent is the Trustee) the Company will notify the Trustee of its action or failure so to act.

         If such Paying Agent shall be other than the Trustee, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 5.03, (1) that such Paying Agent shall hold all sums held by it for the payment of the principal of (and premium, if any) or interest on the Debt Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; (2) that such Paying Agent shall give the Trustee notice of any default by the Company or any other obligor upon the Debt Securities of that series in the making of any payment of the principal of (and premium, if any) or interest on the Debt Securities of that series when the same shall have become due and payable; and (3) that such Paying Agent shall, at any time during the continuance of any such default, upon the written request of the Trustee, pay to the Trustee all sums so held in trust by it.

         Anything in this Section 5.03 to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or by any Paying Agent (other than the Trustee) as required by this Section 5.03, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debt Securities of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debt Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

         Section 5.04. Restrictions on Liens Upon Voting Stock of Significant Subsidiaries. (a) The Company will not, and will not permit any Subsidiary to, incur, issue, assume or guarantee any Indebtedness if such Indebtedness is secured by a pledge of, lien on, or security interest in any shares of Voting Stock of any Significant Subsidiary, whether such Voting Stock is now owned or shall hereafter be acquired, without effectively providing that the Debt Securities

(together with, if the Company shall so determine, any other indebtedness or obligations of the Company or any Subsidiary ranking equally with such Debt Securities and then existing or thereafter created) shall be secured equally and ratably with such Indebtedness. For the purposes of the foregoing, pledging, placing a lien on or creating a security interest in any shares of Voting Stock of a Significant Subsidiary in order to secure then outstanding Indebtedness of the Company or any Subsidiary shall be deemed to be the incurrence, issuance, assumption or guarantee (as the case may be) of such Indebtedness, but the foregoing shall not apply to Indebtedness secured by a pledge of, lien on or security interest in any shares of Voting Stock of any corporation at the time it becomes a Significant Subsidiary, including extensions, renewals and replacements of such Indebtedness without increase in the amount thereof.

         (b) For the purposes of Subsection (a) of this Section 5.04, the term "Voting Stock" shall mean capital stock the holders of which have general voting power under ordinary circumstances to elect at least a majority of the board of directors of a corporation; provided that, for the purposes hereof, capital stock which carries only the right to vote conditioned on the occurrence of an event shall not be considered voting stock whether or not such event shall have occurred.

         (c) For the purposes of Subsection (a) of this Section 5.04, the term "Significant Subsidiary" shall mean a Subsidiary, including its Subsidiaries, which meets any of the following conditions:

                      (1) The Company's and its other Subsidiaries' investments in and advances to the Subsidiary exceed 10 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal year;

                      (2) The Company's and its other Subsidiaries' proportionate share of the total assets (after intercompany eliminations) of the Subsidiary exceeds 10 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or

                      (3) The Company's and its other Subsidiaries' equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principles of the Subsidiary exceeds 10 percent of such income of the Company and its Subsidiaries consolidated for the most recently completed fiscal year.

         (d) For the purposes of making the prescribed income test in clause
(3) of Subsection (c) of this Section 5.04, the following shall be applicable:

                      (1) When a loss has been incurred by either the Company and its Subsidiaries consolidated or the tested Subsidiary, but not both, the equity in the income or loss of the tested Subsidiary shall be excluded from the income of the Company and its Subsidiaries consolidated for purposes of the computation; and

                      (2) If income of the Company and its Subsidiaries consolidated for the most recent fiscal year is at least 10 percent lower than the average of the income for the last five fiscal years, such average income shall be substituted for purposes of the computation. Any loss years shall be omitted for purposes of computing average income.

         Section 5.05. Restrictions on Consolidation, Merger, Sale, Etc. The Company shall not consolidate with any other corporation or accept a merger of any other corporation into the Company or permit the Company to be merged into any other corporation, or sell other than for cash or lease all or substantially all its assets to another corporation, or purchase all or substantially all the assets of another corporation, unless (a) either the Company shall be the continuing corporation, or the successor, transferee or lessee corporation (if other than the Company) shall expressly assume, by indenture supplemental hereto satisfactory to the Trustee, executed and delivered by such corporation prior to or simultaneously with such consolidation, merger, sale or lease, the due and punctual payment of the principal of (and premium, if any) and interest on all the Debt Securities, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed or observed by the Company, and (b) immediately after giving effect to such consolidation, merger, sale, lease or purchase the Company or the successor, transferee or lessee corporation (if any other than the Company) would not be in default in the performance of any covenant or condition of this Indenture. A purchase by a Subsidiary of all or substantially all of the assets of another corporation shall not be deemed to be a purchase of such assets by the Company.

         Section 5.06. Annual Statement Concerning Compliance With Covenants. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by its principal executive officer, principal accounting officer or principal financial officer, stating that:

         (a) a review of the activities of the Company during such year with regard to its compliance with this Indenture has been made under such officer's supervision; and

         (b) to the best of such officer's knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, all without regard to grace periods or notice requirements.

         Section 5.07. Compliance With Covenants and Conditions May Be Waived By Holders of Debt Securities. Anything in this Indenture to the contrary notwithstanding, the Company or any Subsidiary may fail or omit in any particular instance to comply with a covenant or condition set forth in Sections 5.04 or 5.05 with respect to any series of Debt Securities if the Company shall have obtained and filed with the Trustee, prior to the time for such compliance, evidence (as provided in Article 7) of the consent of the Holders of at least a majority in aggregate principal amount of the Debt Securities of such series at the time Outstanding, either waiving such compliance in such instance or generally waiving compliance with such covenant or condition, but no such waiver shall extend to or affect any obligation not waived by the terms of such waiver or impair any right consequent thereon.

         Section 5.08. Calculation Of Original Issue Discount.. The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Debt Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                   ARTICLE 6
                                    REMEDIES

         Section 6.01. Events of Default. Except where otherwise indicated by the context or where the term is otherwise defined for a specific purpose, the term "Event of Default" as used in this Indenture with respect to Debt Securities of any series shall mean one of the following described events unless it is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture, if any, under which such series of Debt Securities is issued:

         (a) the failure of the Company to pay any installment of interest on any Debt Security of such series, when and as the same shall become due and payable, which failure shall have continued unremedied for a period of 30 days;

         (b) the failure of the Company to pay the principal or premium, if any, on any Debt Security of such series, when and as the same shall become payable, whether at maturity as therein expressed, by call for redemption (otherwise than pursuant to a sinking fund), by declaration as authorized by this Indenture or otherwise;

         (c) the failure of the Company to pay a sinking fund instalment, if any, when and as the same shall become due and payable by the terms of a Debt Security of such series, which failure shall have continued unremedied for a period of 30 days;

         (d) the failure of the Company, subject to the provisions of
Section 5.07, to observe and perform any other of the covenants or agreements on the part of the Company contained in this Indenture (including any indenture supplemental hereto), other than a covenant or agreement which has been expressly included in this Indenture solely for the benefit of a series of Debt Securities other than that series, which failure shall not have been remedied to the satisfaction of the Trustee, or without provision deemed by the Trustee to be adequate for the remedying thereof having been made, for a period of 90 days after written notice shall have been given to the Company by the Trustee or shall have been given to the Company and the Trustee by Holders of 25% or more in aggregate principal amount of the Debt Securities of such series then Outstanding, specifying such failure and requiring the Company to remedy the same;

         (e) the entry by a court having jurisdiction in the premises of a decree or order for relief in respect of the Company in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for substantially all of its property, or ordering the winding-up or liquidation of the Company's affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days;

         (f) the commencement by the Company of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Company to the entry of an order for relief in an involuntary case under any such law, or the consent by the Company to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or similar official) of the Company or for substantially all of its property, or the making by it of an assignment for the benefit of creditors; or

         (g) the occurrence of any other event of default with respect to the Debt Securities of such series as provided in a supplemental indenture applicable to such series of Debt Securities or a Board Resolution pursuant to which such series of Debt Securities is established.

         Section 6.02. Acceleration of Maturity on Default; Waiver. If any one or more Events of Default shall happen with respect to Debt Securities of any series at the time Outstanding, then, and in each and every such case, during the continuance of any such Event of Default, the Trustee or the Holders of 25% or more in aggregate principal amount of the Debt Securities of such series then Outstanding may, and upon the written request of the Holders of a majority in aggregate principal amount of such Debt Securities then Outstanding the Trustee shall, declare the principal amount (or, if the Debt Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of and all accrued but unpaid interest (if any) on all the Debt Securities of such series then Outstanding, if not then due and payable, to be due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything contained in this Indenture or in the Debt Securities of such series to the contrary notwithstanding; provided that no Event of Default with respect to Debt Securities of a series, except with respect to an Event of Default under Subsections (e) and (f) of Section 6.01, shall constitute an Event of Default with respect to Debt Securities of any other series. The foregoing provision, however, is subject to the condition that, if at any time after the principal amount (or specified amount) of and all accrued but unpaid interest (if any) on all the Debt Securities of such series shall have been so declared to be due and payable, all arrears of interest, if any, upon all the Debt Securities of such series (with interest, to the extent that interest thereon shall be legally enforceable, on any overdue instalment of interest at the rate borne by the Debt Securities of such series) and all amounts owed to the Trustee and any predecessor trustee hereunder under Section 10.01(a) and all other sums payable under this Indenture (except the principal of the Debt Securities of such series which would not be due and payable were it not for such declaration), shall be paid by the Company, and every other default and Event of Default under this Indenture shall have been cured to the reasonable satisfaction of the Holders of a majority in aggregate principal amount of the Debt Securities of such series then Outstanding, or provision deemed by such Holders to be adequate therefore shall have been made, then and in every such case the Holders of a majority in aggregate principal amount of the Debt Securities of such series then Outstanding may, on behalf of the Holders of all the Debt Securities of such series, waive the Event of Default by reason of which the principal of the Debt Securities of such series shall have been so declared to be due and payable and may rescind and annul such declaration and its consequences; but no such waiver, recission or annulment shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereon. Any declaration by the Trustee pursuant to this Section
6.02 shall be by written notice to the Company, and any declaration or waiver by the Holders of Debt Securities of any series pursuant to this Section 602 shall be by written notice to the Company and the Trustee.

         Section 6.03. Collection of Amounts Due and Suits for Enforcement by Trustee. If the Company shall fail for a period of 30 days to pay any installment of interest on the Debt Securities of any series, or shall fail to pay the principal of and premium, if any, on any of the Debt Securities of such series when and as the same shall become due and payable, whether at maturity, or by call for redemption (otherwise than pursuant to a sinking fund), by declaration as authorized by this Indenture or otherwise, or shall fail for a period of 30 days to make any sinking fund payment as to a series of Debt Securities, then, upon demand of the Trustee, the Company will pay to the Trustee for the benefit of the Holders of the Debt Securities of such series then Outstanding the whole amount which then shall have become due and payable on all the Debt Securities of such series, with interest on the overdue principal and premium, if any, and (so far as the same may be legally enforceable) on the overdue installments of interest at the rate borne by the Debt Securities of such series, and all amounts owed to the Trustee and any predecessor trustee hereunder under Section 10.01(a).

         Until such demand is made by the Trustee, the Company may pay the principal of and interest on the Debt Securities of any series to the Holders, whether or not the principal of and interest on the Debt Securities of such series be overdue.

         In case the Company fails forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon the Debt Securities of such series, and collect the moneys adjudged or decreed to be payable out of the property of the Company or any other obligor upon the Debt Securities of such series, wherever situated, in the manner provided by law. Every recovery of judgment in any such action or other proceeding, subject to the payment to the Trustee of all amounts owed to the Trustee and any predecessor trustee hereunder under Section 10.01(a), shall be for the ratable benefit of the Holders of such series of Debt Securities which shall be the subject of such action or proceeding. All rights of action upon or under any of the Debt Securities or this Indenture may be enforced by the Trustee without the possession of any of the Debt Securities and without the production of any thereof at any trial or any proceeding relative thereto.

         Section 6.04. Trustee Appointed Attorney-in-Fact For Holders to File Claims. The Trustee is hereby appointed, and each and every Holder, by receiving and holding Debt Securities, shall be conclusively deemed to have appointed the Trustee, the true and lawful attorney-in-fact of such Holder, with authority to make or file (whether or not the Company shall be in default in respect of the payment of the principal of (and premium, if any) or interest on any of the Debt Securities), in its own name and as trustee of an express trust or otherwise as it shall deem advisable, in any receivership, insolvency, liquidation, bankruptcy, reorganization or other judicial proceeding relative to the Company or any other obligor upon the Debt Securities or to their respective creditors or property, any and all claims, proofs of claim, proofs of debt, petitions, consents, other papers and documents and amendments of any thereof, as may be necessary or advisable in order to have the claims of the Trustee and any predecessor trustee hereunder and of the Holders allowed in any such proceeding and to collect and receive any moneys or other property payable or deliverable on any such claim, and to execute and deliver any and all other papers and documents and to do and perform any and all other acts and things, as it may deem necessary or advisable in order to enforce in any such proceeding any of the claims of the Trustee and any predecessor trustee hereunder and any of the Holders, and any receiver, assignee, trustee, custodian or debtor in any such proceeding is hereby authorized, and each and every holder, by receiving and holding Debt Securities, shall be conclusively deemed to have authorized any such receiver, assignee, trustee, custodian or debtor to make any such payment or delivery only to or on the order of the Trustee, and to pay to the Trustee any amount due it and any predecessor trustee hereunder under Section 10.01(a); provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustee to consent to or accept or adopt, on behalf of any Holder, any plan of reorganization or readjustment of the Company affecting the Debt Securities or the rights of any Holder thereof, or to authorize or empower the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 6.05. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee with respect to a series of Debt Securities under this
Article 6 shall be applied in the following order, at the date or dates fixed by the Trustee and, in the case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the Debt Securities and the notation thereon of the payment, if only partially paid, and upon surrender thereof, if fully paid:

                      First: To the payment of all amounts due to the Trustee and any predecessor trustee hereunder under Section 10.01(a);

                      Second: In case the principal of the Outstanding Debt Securities of such series shall not have become due and be unpaid, to the payment of interest on the Debt Securities of such series, in the order of the Maturity of the installments of such interest, with interest (to the extent that such interest is legally enforceable and has been collected by the Trustee) upon the overdue installments of interest at the rate borne by such Debt Securities, such payments to be made ratably to the Persons entitled thereto;

                      Third: In case the principal of the Outstanding Debt Securities of such series shall have become due and payable, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Debt Securities of such series for principal (and premium, if any) and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest is legally enforceable and has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Debt Securities of such series, and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon the Debt Securities of such series, then to the payment of such principal (and premium, if any) and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Debt Security of such series over any other Debt Security of such series, ratably according to the aggregate amounts of such principal (and premium, if any) and accrued and unpaid interest. The Holders of each series of Debt Securities denominated in any composite currency or a Foreign Currency shall be entitled to receive a ratable portion of the amount determined by the Trustee by converting the principal amount Outstanding of such series of Debt Securities and matured but unpaid interest on such series of Debt Securities in the currency in which such series of Debt Securities is denominated into Dollars at the applicable Exchange Rate as of the date of declaration of acceleration of the Maturity of the Debt Securities (or, if there is no such Exchange Rate as of such date for the reasons specified in Section 3.11(d)(i), such Exchange Rate on the date specified in such Section). Any surplus then remaining shall be paid to the Company or to such other Persons as shall be entitled to receive it.

         Section 6.06. Holders May Direct Proceedings and Waive Defaults. The Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee hereunder, or of exercising any trust or power hereby conferred upon the Trustee with respect to the Debt Securities of such series; provided, however, that, subject to the provisions of Sections 10.01 and 10.02, the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would be unduly prejudicial to Holders not joining in such direction or would involve the Trustee in personal liability.

         Prior to any declaration accelerating the Maturity of the Debt Securities of any series, the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series may on behalf of the Holders of all of the Debt Securities of such series waive any past default or Event of Default hereunder and its consequences, except a default in the payment of the principal of (and premium, if any) or interest on any Debt Security of such series. Upon any such waiver the Company, the Trustee and the Holders of the Debt Securities of such series shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 606, said default or Event of Default shall for all purposes of the Debt Securities of such series and this Indenture be deemed to have been cured and to be not continuing.

         Section 6.07. Limitations on Right of Holders to Institute Proceedings. No Holder of any Debt Security of any series shall have any right to institute an action, suit or proceeding at law or in equity with respect to this Indenture, or for the execution of any trust hereunder or for the appointment of a receiver or for any other remedy hereunder, in each case with respect to an Event of Default with respect to such series of Debt Securities, unless (1) such Holder previously shall have given to the Trustee written notice of the occurrence of one or more Events of Default with respect to such series of Debt Securities; (2) the Holders of 25% in aggregate principal amount of the Outstanding Debt Securities of such series shall have requested the Trustee in writing to take action in respect of the matter complained of; and (3) unless such Holder or Holders have offered to the Trustee security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee, for 60 days after receipt of such notification, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, and such notification, request and offer of indemnity are hereby declared in every such case to be conditions precedent to any such action, suit or proceeding by any Holder of any Debt Security of such series, it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by his or their action to enforce any right hereunder, except in the manner herein provided, and that every action, suit or proceeding at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of all Holders of the Outstanding Debt Securities of such series; provided, however, that nothing contained in this Indenture or in the Debt Securities of such series shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and (subject to Section 3.07) interest on the Debt Securities of such series to the respective Holders of such Debt Securities at the Stated Maturity or Maturities expressed in such Debt Securities, or affect or impair the right, which is also absolute and unconditional, of such Holders to institute suit to enforce any such payment.

         Section 6.08. Assessment of Costs and Attorneys' Fees in Legal Proceedings. All parties to this Indenture agree, and each Holder of any Debt Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any action, suit or proceeding for the enforcement of any right or remedy under this Indenture, or in any action, suit or proceeding against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such action, suit or proceeding of an undertaking to pay the costs of such action, suit or proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such action, suit or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 6.08 shall not apply to any action, suit or proceeding instituted by the Trustee, to any action, suit or proceeding instituted by any one or more Holders holding in the aggregate more than 10% in principal amount of the Outstanding Debt Securities of any series, or to any action, suit or proceeding instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any of the Debt Securities of such series, on or after the respective Stated Maturity or Maturities expressed in such Debt Securities (or, in the case of redemption, on or after the Redemption Date).

         Section 6.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or rights or remedy or remedies, and each and every right and remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

         No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any default or Event of Default shall impair any such right or remedy or shall be construed to be a waiver of any such default or Event of Default or an acquiescence therein, and every right and remedy given by this Article 6 to the Trustee and to the Holders, respectively, may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the Holders, as the case may be.

         In case the Trustee or any Holder shall have proceeded to enforce any right or remedy under this Indenture and the proceedings for the enforcement thereof shall have been discontinued or abandoned because of waiver or for any other reason or shall have been adjudicated adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions and rights hereunder, and thereafter all rights, remedies and powers of the Trustee and the Holders shall continue as though no such proceedings had been taken, except as to any matters so waived or adjudicated.

                                   ARTICLE 7
                               ACTIONS BY HOLDERS

         Section 7.01. Actions by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage or a majority in aggregate principal amount of Outstanding Debt Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), such action may be taken by (a) a meeting of the Holders in accordance with Article Eight or
(b) by any instrument or instruments of a substantially similar tenor executed and delivered by the requisite number of Holders in accordance with the provisions of this Article Seven.

         Section 7.02. Instruments. In order to be effective to take any action under this Article Seven, an instrument shall (a) be in writing, (b) express the action to be taken, (c) be executed by or on behalf of a Holder who is such (i) if such instruments have been requested by the Company or the Trustee pursuant to a written notice mailed to all Holders of the affected series, on the date such notice is mailed or (ii) in any other case, on the date the first instrument expressing such action is delivered to the Trustee, and (d) indicate the principal amount of Debt Securities to which the instrument relates. Each such instrument must be duly acknowledged or witnessed. If such instrument is executed by a Person other than the Holder, then such instrument shall include, or be


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accompanied by proof acceptable to the Trustee of, such Person's authority to execute the instrument.

         The ownership of Debt Securities shall be proved by the Security Register. The Trustee may accept such other proof or may require such additional proof of any other matter referred to in this Section 7.02 as it shall reasonably deem appropriate or necessary.

         Section 7.03. Determining Principal Amount of Outstanding Debt Securities. In determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have given any authorization, demand, direction, request, notice, waiver or consent or taken any other action under this Indenture, Debt Securities owned by the Company or any other obligor on the Debt Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that for the purpose of determining whether the Trustee shall be protected in relying on any such authorization, demand, direction, request, notice, waiver, consent or action, only Debt Securities which a Responsible Officer of the Trustee actually knows are so owned shall be disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this
Section 7.03 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         For purposes of determining the principal amount of Outstanding Debt Securities of any series the Holders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other action under this Indenture, (i) each Original Issue Discount Security shall be deemed to have the principal amount determined by the Trustee that could be declared to be due and payable pursuant to the terms of such Original Issue Discount Security as of a date fixed by the Trustee and (ii) each Debt Security denominated in a Foreign Currency or composite currency shall be deemed to have the principal amount determined by the Trustee by translating the principal amount of such Debt Security in the currency in which such Debt Security is denominated into Dollars at the applicable Exchange Rate as of a date fixed by the Trustee.

         Upon receipt of instruments representing the Holders of a sufficient amount of Debt Securities to take the action stated thereon, the Trustee shall promptly tabulate such instruments and deliver a report thereof to the Company.

         Section 7.04. Revocation by Holders of Consents to Action. At any time prior to (but not after) the evidencing, to the Trustee, as provided in
Section 7.01, of the taking of any action by the Holders of the requisite proportion of Outstanding Debt Securities of any series, any Holder of a Debt Security that is


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


shown by the evidence to be included among the Debt Securities whose Holders consented to such action may, by filing written notice with the Trustee and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Debt Security. Except as aforesaid, any such action taken by the Holder of any Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of the same Debt Security and the Holder of every Debt Security issued upon the transfer thereof or in exchange therefore or in lieu thereof, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or any Debt Security issued in exchange or substitution therefore.

                                   ARTICLE 8
                     MEETINGS OF HOLDERS OF DEBT SECURITIES

         Section 8.01. Purposes of Meetings. A meeting of Holders of any series or of all series may be called at any time and from time to time pursuant to the provisions of this Article 8 for any of the following purposes:

         (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 6;

         (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of, Article 10;

         (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 13.02; or

         (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Debt Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

Section 8.02. Call of Meetings by Trustee. The Trustee may at any time, and shall upon receipt of a Board Resolution or written requests by the Holders of at least 10% in aggregate principal amount of the Outstanding Debt Securities of a series that may be affected by the action proposed to be taken (such Board Resolution or written requests setting forth in reasonable detail the action proposed to be taken at the meeting), call a meeting of the Holders of the Debt Securities of all series that may be affected by the action proposed to be taken. Such meeting shall be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders of Debt Securities of a series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to such Holders at their addresses as they shall appear on the Security Register as of a record date


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


determined by the Trustee in its reasonable discretion. Such notice shall be mailed not less than 20 nor more than 60 days prior to the date fixed for the meeting.

         Section 8.03. Call of Meetings by Company or Holders. If a meeting of Holders has been duly requested by the Company or the Holders pursuant to
Section 8.02, and if the Trustee has not mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

         Section 8.04. Qualifications for Voting. To be entitled to vote at any meeting of Holders, a Person shall (a) be a Holder of one or more Debt Securities of a series affected by the action proposed to be taken at such meeting as of the date of the mailing of notice of such meeting or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more of such Debt Securities who was a Holder of such Debt Securities as of the date of the mailing of notice of such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         Section 8.05. Regulation of Meetings. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Debt Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 8.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

         Subject to the provisions of Section 7.03, at any meeting of Holders of the Debt Securities of a series, each such Holder or such Holder's proxy shall be entitled to one vote for each $1,000 principal amount (or the equivalent in any composite currency or a Foreign Currency) of Outstanding Debt Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debt Securities of such series held by him or instruments in writing as aforesaid duly designating him as the Person to vote on behalf of other Holders of the Debt

Securities of such series. At any meeting of Holders duly called pursuant to the provisions of Section 8.02 or 8.03, the presence of Persons holding or representing Debt Securities in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum, and any such meeting may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         Section 8.06. Voting. The vote upon any resolution submitted to any meeting of the Holders of the Debt Securities of a series shall be written ballots on which shall be subscribed the signatures of such Holders or their representatives by proxy and the principal amounts of such Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the principal amounts of the Debt Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     Section 8.07. No Delay of Rights by Meeting. Nothing contained in this
Article 8 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders of the Debt Securities of any series or by reason of any right expressly or impliedly conferred hereunder to make any such call, any hindrance or delay in the exercise of any right or rights or remedy or remedies conferred upon or reserved to the Trustee or to such Holders under any of the provisions of this Indenture or of such Debt Securities.

                                   ARTICLE 9
             REPORTS BY THE COMPANY AND THE TRUSTEE; HOLDERS' LISTS

         Section 9.01.  Reports By Trustee.

         (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the


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Trust Indenture Act at the times and in the manner provided pursuant thereto.
If required by Section 313 (a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Debt Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Debt Securities are listed on any stock exchange and of any delisting thereof.

         Section 9.02.  Reports by the Company.

         (a) Reports and Information to be Filed with Trustee. The Company will file with the Trustee, within 30 days after the Company shall be required so to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to the provisions of Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe); or, if the Company is not required to file information, documents or reports pursuant to the provisions of either of such Sections, then the Company will file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to the provisions of Section 13 of the Securities Exchange Act of 1934, in respect of a security listed and registered on a national securities exchange, as may be prescribed in such rules and regulations.

         (b) Additional Information to be Filed with Trustee and Commission. The Company will file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations.

         (c) Reports to Holders. The Company will transmit to all Holders, within 30 days after the filing thereof with the Trustee (unless some other time shall be fixed by the Commission), in the manner and to the extent provided in Section 9.01(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to the provisions of Subsections (a) and (b) above as may be required by rules and regulations prescribed from time to time by the Commission.

         (d) Notice to Trustee. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's


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



receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         Section 9.03.  Holders' Lists.

         (a) Names and Addresses of Holders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee with respect to the Debt Securities of each series for which it acts as Trustee:

                      (1) at least semiannually, within 10 days after each Regular Record Date with respect to such Debt Securities, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of such Debt Securities, as of such Record Date; and

                      (2) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee shall be the Security Registrar, no such list need be furnished.

         (b) Trustee to Preserve Information. The Trustee will preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of Holders so furnished or caused to be furnished to it by the Company or received by it in its capacity as Paying Agent or Security Registrar. The Trustee may (1) destroy any information furnished to it as provided in Subsection (a) above upon receipt of new similar information so furnished to it; and (2) destroy any information received by it as Paying Agent or Security Registrar, but not until 45 days after a subsequent interest payment shall have been made.

         (c) Trustee to Furnish Certain Information to Holders on Request. Within five Business Days after receipt by the Trustee of a written application by any three or more Holders (hereinafter referred to as the "applicants") stating that such applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Debt Securities, and accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, and by reasonable proof that each such applicant has owned a Debt Security for a period of at least six months preceding the date of such application, the Trustee shall, at its election, either

                      (1) afford to such applicants access to all information furnished to, or received by, and preserved by, the Trustee pursuant to the provisions of this Section 9.03; or


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

                      (2) inform such applicants as to the approximate number of Holders according to the most recent information so furnished to, or received by, and preserved by, the Trustee, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address are contained in the information so furnished to, or received by, and preserved by, the Trustee, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing, unless, within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of the objections specified in the written statement so filed, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         Each and every Holder of a Debt Security, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company, the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with the provisions of this Subsection (c), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this Subsection (c).

                                  ARTICLE 10
                             CONCERNING THE TRUSTEE

         Section 10.01. Acceptance of Trusts Upon Specified Conditions. The Trustee accepts the trusts created by this Indenture upon the terms and conditions hereof, including the following, to all of which the parties hereto and the Holders from time to time of the Debt Securities agree:

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


         (a) Trustee Entitled to Compensation and Expenses; Indemnification. The Trustee shall be entitled to such compensation as is agreed upon in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company agrees to pay such compensation, and all other reasonable expenses (including the fees and expenses of Trustee's counsel), disbursements and advances incurred or made by the Trustee hereunder, promptly on demand from time to time as such services shall be rendered and as such expenses shall be incurred. The Company also agrees to indemnify each of the Trustee and any predecessor trustee hereunder for, and to hold it or them harmless against, any loss, liability, claim, damage or expense incurred without its or their own negligence or bad faith, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder and the performance of its or their duties, as well as the costs and expenses of defending itself or themselves against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its or their powers or duties hereunder. As security for the performance of the obligations of the Company under this Subsection (a), the Trustee shall have a lien therefor on any moneys held by the Trustee hereunder prior to any rights therein of the Holders. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01(e) or Section 6.01(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law. Notwithstanding any provisions of this Indenture to the contrary, the obligations of the Company to indemnify the Trustee under this
Section 10.01(a) shall survive any satisfaction and discharge under Article 11, the termination of this Indenture or the resignation or removal of the Trustee.

         (b) Trustee May Act by Agents and Attorneys. The Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by its agents and attorneys and shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         (c) Trustee Not Responsible for Recitals of Fact. The Trustee shall not be responsible in any manner whatsoever for the correctness of the recitals contained herein or in the Debt Securities (except its certificates of authentication thereon), all of which are made by the Company solely; and the Trustee shall not be responsible or accountable in any manner whatsoever for or with respect to the validity or execution or sufficiency of this Indenture or of the Debt Securities (except its certificates of authentication thereon), and the Trustee makes no representation with respect thereto. The Trustee shall not be accountable for the use or application by the Company of any Debt Securities, or the proceeds of any Debt Securities, authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.


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

         (d) Trustee May Consult With Counsel. The Trustee may consult with counsel of its selection and, to the extent permitted by Section 10.02, the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered to be taken by the Trustee hereunder in good faith and in accordance with such advice or Opinion of Counsel.

         (e) Trustee May Rely Upon Certificate as to Adoption of Resolutions; Requests May Be Evidenced by Officers' Certificate. The Trustee, to the extent permitted by Section 10.02, may conclusively rely upon the certificate of the Secretary or one of the Assistant Secretaries of the Company as to the adoption of any resolution by the Board of Directors or stockholders of the Company, and any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by, and whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, offering or omitting any action hereunder, the Trustee may conclusively rely upon, an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed).

         (f) Trustee May Become Owner or Pledgee of Debt Securities. The Trustee or any agent of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities and, subject to Sections
10.06 and 10.09, may otherwise deal with the Company with the same rights it would have had if it were not a Trustee or such agent.

         (g) Segregation of Funds. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

         (h) Action at Request of or with Consent of Holder Binding on Future Holders. Any action taken by the Trustee pursuant to any provision hereof at the request or with the consent of any Person who at the time is the Holder of any Debt Security shall be conclusive and binding in respect of any such Debt Security upon all future Holders thereof or of any Debt Security or Securities that may be issued for or in lieu thereof in whole or in part, whether or not such Debt Security shall have noted thereon the fact that such request or consent had been made or given.

         (i) Trustee May Rely on Instruments Believed by It to Be Genuine. Subject to the provisions of Section 10.02, the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture or other paper or document (whether in original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties.


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

         (j) Trustee Need Not Exercise Rights or Powers Unless Indemnified by Holders. Subject to the provisions of Section 10.02, the Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any Holders, pursuant to any provision of this Indenture, unless one or more Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by it therein or thereby.

         (k) Trustee Not Liable for Action Taken or Omitted in Good Faith. Subject to the provisions of Section 10.02, the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within its discretion or within the rights or powers conferred upon it by this Indenture.

         (l) Trustee Not Bound to Make Investigation. Subject to the provisions of the first paragraph of Section 10.02, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture or other paper or document.

         (m) Trustee Not Deemed to Have Knowledge of Default. Subject to the provisions of Section 10.02, the Trustee shall not be deemed to have knowledge or notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless the Holders of not less than 25% of the Outstanding Debt Securities of any series notify the Trustee in writing thereof.

         Section 10.02. Duties of Trustee in Case of Default. If one or more Events of Default with respect to the Debt Securities of any series shall have happened, then, during the continuance thereof, the Trustee shall, with respect to the Debt Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         None of the provisions of this Indenture shall be construed as relieving the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that, anything contained in this Indenture to the contrary notwithstanding:

         (a) When No Default Subsisting. Unless and until an Event of Default with respect to the Debt Securities of any series shall have happened, which at the time is continuing,

                      (1) the Trustee undertakes to perform such duties and only such duties with respect to the Debt Securities of that series as are specifically set out in this Indenture, and no implied covenants or

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

         obligations shall be read into this Indenture against the Trustee, whose duties and obligations shall be determined solely by the express provisions of this Indenture; and

                      (2) the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on the part of the Trustee, upon certificates and opinions furnished to it pursuant to the express provisions of this Indenture; but in the case of any such certificates or opinions which, by the provisions of this Indenture, are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (b) Trustee Not Liable for Error of Judgment Made in Good Faith by Responsible Officer. The Trustee shall not be liable to any Holder or to any other Person for error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

         (c) Trustee Not Liable for Certain Action or NonAction at Direction of Holders of Majority of Debt Securities. The Trustee shall not be liable to any Holder or to any other Person with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of Holders given as provided in Section 6.06, relating to the time, method and place of conducting any proceeding for any remedy available to it or exercising any trust or power conferred upon it by this Indenture.

         None of the provisions of this Indenture shall be construed as requiring the Trustee to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its right or remedies, if adequate indemnity against such risk or liability is not reasonably assured to it.

         Section 10.03. Notice to Holders of Defaults. Within 90 days after the occurrence thereof, the Trustee shall give to the Holders of the Debt Securities of a series, as provided in Section 9.01(c), notice of each default with respect to the Debt Securities of such series known to the Trustee, unless such default shall have been cured before the giving of such notice (the term "default" for the purposes of this Section 10.03 being hereby defined to be the events specified in Section 6.01, which are, or after notice or lapse of time or both would become, Events of Default as defined in said Section); but, unless such default be the failure to pay the principal of (or premium, if any) or interest on any of the Debt Securities of such series when and as the same shall become due and payable, or to make any sinking fund payment as to Debt Securities of the same series, the Trustee shall be protected in withholding such notice, if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of


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


the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Debt Securities of such series.

         Section 10.04. Resignation and Removal of Trustee and Notice Thereof. The Trustee, or any successor to it hereafter appointed, may at any time resign and be discharged of the trusts hereby created with respect to any one or more or all series of Debt Securities by giving to the Company notice in writing and by mailing notice thereof to the Holders of the Debt Securities of such series at their addresses as the same shall then appear in the Security Register. Such resignation shall take effect upon the appointment of a successor Trustee by the Company and the acceptance of such appointment by such successor Trustee. Any Trustee hereunder may be removed with respect to any series of Debt Securities at any time by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series, acting pursuant to the provisions of Article 7 or Article 8.

         Upon its resignation or removal, any Trustee shall be entitled to the payment of reasonable compensation for the services rendered hereunder by such Trustee and to the payment of all reasonable expenses incurred hereunder and all moneys then due to it hereunder. The Trustee's rights to indemnification provided in Section 10.01(a) shall survive its resignation or removal.

         Section 10.05. Qualifications of Trustee. There shall at all times be a Trustee under this Indenture, and such Trustee shall at all times be a corporation organized and doing business under the laws of the United States or of any State, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal or State authority and which has a combined capital and surplus of not less than $10,000,000. For the purposes of this Section 10.05, the combined capital and surplus of any such Trustee shall be deemed to be the combined capital and surplus as set forth in the most recent report of its condition published by such Trustee; provided that such reports are published at least annually, pursuant to law or to the requirements of a Federal or State supervising or examining authority. If such Trustee or any successor shall at any time cease to have the qualifications prescribed in this Section 10.05, it shall promptly resign as Trustee hereunder.

         Section 10.06. Disqualification Of Trustee By Reason Of Conflicting Interest. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         Section 10.07. Appointment of Successor Trustee. In case at any time the Trustee shall resign, or shall be removed (unless the Trustee shall be removed as provided in Subsection (c) of Section 10.06, in which event the vacancy shall be filled as provided in said Subsection), or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or if any public officer shall take charge or control of the Trustee or of its

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property of affairs for the purpose of rehabilitation, conservation or liquidation with respect to the Debt Securities of one or more series, a successor Trustee with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any series) may be appointed by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of that or those series, by an instrument or instruments in writing signed in duplicate by such Holders and filed, one original thereof with the Company and the other with the successor Trustee; but, until a successor Trustee shall have been so appointed by the Holders of Debt Securities of that or those series as herein authorized, the Company by Board Resolution, or, in case all or substantially all the assets of the Company shall be in the possession of one or more custodians or receivers lawfully appointed, or of trustees in bankruptcy or reorganization proceedings (including a trustee or trustees appointed under the provisions of the Federal bankruptcy laws, as now or hereafter constituted), or of assignees for the benefit of creditors, such receivers, custodians, trustees or assignees, as the case may be, by an instrument in writing, shall appoint a successor Trustee with respect to the Debt Securities of such series. Subject to the provisions of Section 10.04, 10.05 and 10.06, upon the appointment as aforesaid of a successor Trustee with respect to the Debt Securities of any series, the Trustee with respect of the Debt Securities of such series shall cease to be Trustee hereunder. After any such appointment (other than by the Holders of Debt Securities of that or those series) the person making such appointment shall forthwith cause notice thereof to be mailed to the Holders of Debt Securities of such series at their addresses as the same shall then appear on the Security Register; but any successor Trustee with respect to the Debt Securities of such series so appointed shall immediately and without further act, be superseded by a successor Trustee appointed by the Holders of Debt Securities of such series in the manner above prescribed, if such appointment be made prior to the expiration of one year from the date of the mailing of such notice by the Company, or by such receivers, trustees or assignees.

         If any Trustee with respect to the Debt Securities of one or more series shall resign because of conflict of interest as provided in Section 10.06(a) and a successor Trustee shall not have been appointed by the Company or by the Holders of the Debt Securities of such series or, if any successor Trustee so appointed shall not have accepted its appointment within 30 days after such appointment shall have been made, the resigning Trustee may apply at the expense of the Company to any court of competent jurisdiction for the appointment of a successor Trustee. If in any other case a successor Trustee shall not be appointed pursuant to the foregoing provisions of this Section
10.07 within three months after such appointment might have been made hereunder, the Holder of any Debt Security of the applicable series or any retiring Trustee may, at the expense of the Company, apply to any court of competent jurisdiction to appoint a

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successor Trustee. Such court may thereupon, in any such case, after such notice, if any, as such court may deem proper, appoint a successor Trustee.

         Any successor Trustee appointed hereunder with respect to the Debt Securities of one or more series shall execute, acknowledge and deliver to its predecessor Trustee and to the Company, or to the receivers, trustees, assignees or court appointing it, as the case may be, an instrument accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations with respect to such series of such predecessor Trustee with like effect as if originally named as Trustee hereunder, and such predecessor Trustee, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to pay over, and such successor Trustee shall be entitled to receive, all moneys and properties held by such predecessor Trustee as Trustee hereunder. Nevertheless, on the written request of the Company or of the successor Trustee or of the Holders of at least 10% in aggregate principal amount of the Outstanding Debt Securities of such series, such predecessor Trustee, upon payment of its said charges and disbursements, shall execute and deliver an instrument transferring to such successor Trustee upon the trusts herein expressed all the rights, powers and trusts of such predecessor Trustee and shall assign, transfer and deliver to the successor Trustee all moneys and properties held by such predecessor Trustee; and, upon request of any such successor Trustee, the Company shall make, execute, acknowledge and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Trustee all such authority, rights, powers, trusts, immunities, duties and obligations.

         Section 10.08. Merger, Conversion or Consolidation of Trustee or Transfer of Its Corporate Trust Business; Authentication of Debt Securities by Successor Trustee. Any corporation into which the Trustee or any successor to it in the trusts created by this Indenture shall be merged or converted, or any corporation with which it or any successor to it shall be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee or any such successor to it shall be a party, or any corporation to which the Trustee or any successor to it shall sell or otherwise transfer all or substantially all of the corporate trust business of the Trustee, shall be the successor Trustee under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture with respect to one or more series of Debt Securities, any of such Debt Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Debt Securities so authenticated; and in case at that time any of the Debt Securities shall not have been authenticated, any successor to the Trustee may authenticate such Debt Securities either in the name of any predecessor Trustee hereunder or in the name of the successor Trustee; and in all such cases such

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

certificates shall have the full force which it is anywhere in the Debt Securities or in this Indenture provided that the certificate of the Trustee shall have.

         Section 10.09. Trustee Required to Account for Amounts Collected As Creditor of the Company Under Certain Conditions. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debt Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

         Section 10.10. Trustee May Rely on Officers' Certificate. Subject to
Section 10.02, and subject to the provisions of Section 14.03 with respect to the certificates required thereby, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate with respect thereto delivered to the Trustee, and such Officers' Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered to be taken or omitted by it under the provisions of this Indenture upon the faith thereof.

                                  ARTICLE 11
                           SATISFACTION AND DISCHARGE

         Section 11.01. Discharge of Indenture Upon Payment of Debt
Securities. If and when the principal of (and premium, if any) and interest on all the Outstanding Debt Securities and all other sums due hereunder shall have been fully paid, this Indenture shall cease and terminate, and, upon receipt of a Company Request accompanied by the Officers' Certificate and Opinion of Counsel required by Section 14.03, and upon proof being given to the reasonable satisfaction of the Trustee that all the Debt Securities have been paid or satisfied, and upon payment of the costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture, the Trustee shall cancel this Indenture and execute and deliver to the Company such instruments as shall be requisite and provided to it to evidence the satisfaction hereof.

         If at any time no Debt Securities have been issued and authenticated or if all previously issued and authenticated Debt Securities have been cancelled or delivered to the Trustee for cancellation, upon receipt of a Company Request accompanied by the Officers' Certificate and Opinion of Counsel required by Section 14.03, and upon payment of the costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture, the Trustee shall cancel this Indenture and execute and deliver to


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the Company such instruments as shall be requisite and provided to it to evidence the satisfaction hereof.

         Section 11.02. Discharge of Indenture Upon Deposit of Moneys. If, at the Maturity of the Debt, Securities of any series, the Company shall deposit with the Trustee, in trust for the benefit of the Holders thereof, funds sufficient to pay the principal of (and premium, if any) and interest on all of the Outstanding Debt Securities of such series, and shall pay all costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture, the Trustee, upon receipt of a Company Request accompanied by the Officers' Certificate and Opinion of Counsel required by Section 14.03, shall cancel and satisfy this Indenture. The Trustee shall apply the moneys so deposited to the payment to the Holders of the Debt Securities of such series of all sums due thereon for principal (and premium, if any) and interest.

         Section 11.03. Discharge of Certain Indebtedness Upon Deposit of Moneys. If this Section 11.03 is specified in the manner contemplated by
Section 3.01 to be applicable to Debt Securities of any series, the Company shall be deemed to have paid and discharged the entire indebtedness on all Outstanding Debt Securities of such series if the Company shall (a) deposit with the Trustee, in trust for the benefit of the Holders thereof, (1) funds sufficient to pay or (2) such amount of Government Obligations as will or will together with the income thereon, without consideration of any reinvestment thereof, be sufficient to pay the principal of (and premium, if any) and interest on the Debt Securities of such series, as such payments shall become due from time to time, and (b) pay or make arrangements satisfactory to the Trustee for paying all costs, charges and expenses incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture in relation thereto, then this Indenture shall cease to be of further effect with respect to Debt Securities of such series (except as to (i) rights of registration of transfer, substitution and exchange of Debt Securities of such series, (ii) rights of Holders to receive payments of the principal of (and premium, if any) and interest on the Debt Securities of such series as such payments shall become due from time to time and other rights, duties and obligations of Holders as beneficiaries hereof with respect to the amounts so deposited with the Trustee, (iii) provisions, if any, applicable to such series relating to optional redemption and Mandatory and Optional Sinking Fund Payments and (iv) the rights, obligations and immunities of the Trustee hereunder (for which purposes the Debt Securities of such series shall be deemed Outstanding)), and the Company shall have no further obligations or liability with respect to any Debt Securities of such series.

         In any such case the Trustee, upon receipt of a Company Request accompanied by the Officers' Certificate and Opinion of Counsel required by
Section 14.03, shall execute and deliver to the Company such instruments as shall be requisite and provided to it to evidence the satisfaction thereof with respect to Debt Securities of such series. The Trustee shall apply the amounts so deposited and the proceeds thereof to the payment to the Holders of the Debt Securities of

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such series of all sums due thereon for principal (and premium, if any) and interest.

         Section 11.04. Termination of Certain Obligations Upon Deposit of Moneys. If this Section 11.04 is specified in the manner contemplated by
Section 3.01 to be applicable to Debt Securities of any series, the Company's obligations on all Debt Securities of such Series shall be deemed to be terminated on the 91st day after the Company deposits with the Trustee, in trust for the benefit of the Holders thereof, (a) funds sufficient to pay, or
(b) such amount of Government Obligations as will or will together with the income thereon, without consideration of any reinvestment thereof, be sufficient, in the opinion of a firm of independent certified public accountants, to pay the principal of (and premium, if any) and interest on all of the Debt Securities of such series, as such payments shall become become due from time to time; provided, however, that no Event of Default under Section 6.01(e) or (f) or event which, with notice or lapse of time or both, would constitute such an Event of Default, shall have occurred and be continuing on such date; and provided further that such termination shall not relieve the Company of its obligations under the Debt Securities of such series and this Indenture to pay when due the principal of (and premium, if any) and interest on the Debt Securities of such series if not paid (or considered paid) when due from the funds and Government Obligations (and the income thereon) so deposited. Notwithstanding the termination of any obligations of the Company in accordance with this Section 1104, the Company's rights and obligations under Sections 3.05, 3.06, 5.01, 5.02, 5.03, 9.03, 10.01, 10.04, 11.05 and 11.06, and
provisions, if any, applicable to such series relating to optional redemption and Mandatory and Optional Sinking Fund Payments, shall survive until the Debt Securities of such series are no longer Outstanding. Thereafter the Company's rights and obligations under Sections 10.01, 11.05 and 11.06 shall survive such satisfaction and discharge.

         After a deposit as provided herein, the Trustee, upon receipt of a Company Request, shall acknowledge in writing the discharge of the Company's obligations under this Indenture with respect to Debt Securities of a particular series except for `those surviving obligations specified above. The Trustee shall apply the amounts so deposited and the proceeds thereof to the payment to the Holders of the Debt Securities of such series of all sums due thereon for principal (and premium, if any) and interest.

         Section 11.05. Certain Deposits With The Trustee To Be Held In
Escrow. Any deposits with the Trustee referred to in Section 11.03 or 11.04 shall be irrevocable (except to the extent provided in Section 11.06) and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Debt Securities of a series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any Mandatory or Optional Sinking Fund Payments, the applicable escrow trust agreement shall provide therefore, and the Company shall make such arrangements as are satisfactory to the Trustee for the

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

giving of notice of redemption by the Trustee in the name, and at the expense, of the Company. The agreement shall provide that, upon satisfaction of any Mandatory Sinking Fund Payments, whether by deposit of funds, application of proceeds of deposited Government Obligations or, if permitted, by delivery of Debt Securities, the Trustee shall pay or deliver over to the Company as excess funds pursuant to Section 11.06 all funds or obligations then held under the agreement and allocable to the Mandatory Sinking Fund Payments so satisfied.

         If Debt Securities of a series with respect to which such deposits are made may be subject to later redemption at the option of the Company or pursuant to Optional Sinking Fund Payments, the applicable escrow trust agreement may, at the option of the Company, provide therefore. In the case of an optional redemption in whole or in part, such agreement shall require the Company to deposit with the Trustee on or before the date on which notice of redemption is given funds sufficient to pay the Redemption Price of the Debt Securities to be redeemed together with all unpaid interest thereon to the Redemption Date. Upon such deposit of funds, the Trustee shall pay or deliver over to the Company as excess funds pursuant to Section 11.06 all funds or obligations then held under such agreement and allocable to the Debt Securities to be redeemed. In the case of exercise of Optional Sinking Fund Payment rights by the Company, such agreement may, at the option of the Company, provide that upon deposit by the Company with the Trustee of funds pursuant to such exercise the Trustee shall pay or deliver over to the Company as excess funds pursuant to Section 11.06 all funds or obligations then held under such agreement for such series and allocable to the Debt Securities to be redeemed.

         Section 11.06. Repayment To Company. The Trustee and any Paying Agent shall promptly pay or return to the Company upon Company Request any money or Government Obligations held by them at any time that are not required for the payment of the principal of (and premium, if any) and interest on the Debt Securities of any series for which money or Government Obligations have been deposited, including any such money or Government Obligations held by the Trustee under any escrow trust agreement entered into pursuant to Section 11.05.

         The provisions of the last paragraph of Section 5.03 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any series of Debt Securities for which money or Government Obligations have been deposited pursuant to Article Eleven.

         Section 11.07. Reinstatement. If the Trustee or any Paying Agent is unable to apply any money and/or Government Obligations deposited in trust in accordance with Section 11.03 or 11.04 by reason of any legal proceeding or by reason of any order or judgment of any court or Governmental Authority enjoining, restraining or otherwise prohibiting such application (including any such order or judgment requiring the payment of such money and/or Government Obligations to the Company), the Company's obligations under this Indenture and

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the Debt Securities shall be revived and reinstated as of such date, until such time as the Trustee or such Paying Agent is permitted to apply all such money and/or Government Obligations in accordance with Section 11.03 or 11.04, as the case may be; provided, however, that if the Company has made any payment of the principal of (or premium, if any) or interest on any Debt Securities because of the reinstatement of its obligations, the Company shall be entitled to receive the aggregate amount of such payments from the Trustee or such Paying Agent as excess funds pursuant to Section 11.06. In the event that for any reason the Trustee or such Paying Agent is unable to pay any such amount pursuant to
Section 11.06, the Company shall be subrogated to the rights of the Holders of such Debt Securities to receive such payments from the money and/or Government Obligations held by the Trustee or such Paying Agent pursuant to Section 11.05.

         Section 11.08. Indemnity for Government Obligations. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the deposited Government Obligations or the principal or interest received. on such Obligations.

         Section 11.09. Deposits of Foreign Currencies. Notwithstanding the foregoing provisions of this Article 11, if the Debt Securities of any series are payable in a Foreign Currency, the coin or currency or currency unit or the nature of the government obligations to be deposited with the Trustee under the foregoing provisions of this Article 11 shall be as set forth in the Officers' Certificate or established in the supplemental indenture under which the Debt Securities of such series are issued.

                                  ARTICLE 12
        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

          Section 12.01. Liability Solely Corporate. No recourse shall be had for the payment of the principal of (or premium, if any) or interest on any Debt Security or for any claim based thereon or otherwise in respect thereof or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and the Debt Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, because of the incurring of the indebtedness hereby authorized or under or by reason of any of the

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

obligations, covenants, promises or agreements contained in this Indenture or in any of the Debt Securities or to be implied herefrom or therefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer and director is, by the acceptance of the Debt Securities and as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the Debt Securities, expressly waived and released.

                                  ARTICLE 13
                            SUPPLEMENTAL INDENTURES

         Section 13.01. Without Consent of Holders, Company and Trustee May Enter Into Supplemental Indentures For Specified Purposes. The Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any one or more or all of the following purposes:

         (a) to add to the covenants and agreements of the Company, to be observed thereafter and during the period, if any, in such supplemental indenture or indentures expressed, and to add Events of Default, in each case for the protection or benefit of the Holders of all or any series of the Debt Securities (and if such covenants, agreements and Events of Default are to be for the benefit of fewer than all series of Debt Securities, stating that such covenants, agreements and Events of Default are expressly being included for the benefit of such series as shall be identified therein);

         (b) to evidence and provide for the acceptance of appointment-hereunder by a successor trustee with respect to the Debt Securities of one or more series;

         (c) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by a successor, transferee or lessee corporation of the covenants and obligations of the Company contained in the Debt Securities of one or more series and in this Indenture or any supplemental indenture;

         (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any indenture supplemental hereto which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provision in regard to matters or questions arising under this Indenture which the Board of Directors may deem necessary or desirable and which shall not materially adversely affect the interests of the Holders of the Debt Securities;

         (e) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debt Securities any property or assets which the Company may be

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

required to convey, transfer, assign, mortgage or pledge in accordance with the provisions of Section 5.04;

         (f) to prohibit the authentication and delivery of additional series of Debt Securities;

         (g) to establish the forms and terms of the Debt Securities of any series as permitted in Sections 2.01, 2.02 and 3.01 and to delete or modify any Events of Default with respect to such Debt Securities, or to authorize the issuance of additional Debt Securities of a series previously authorized or to add to the conditions, limitations or restrictions on the authorized amount, terms or purposes of issue, authentication or delivery of the Debt Securities of any series, as herein set forth, or other conditions, limitations or restrictions thereafter to be observed; and

         (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

         Subject to the provisions of Section 13.03, the Trustee is authorized to join with the Company in the execution of any such supplemental indenture, to make the further agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property or assets thereunder.

         Any supplemental indenture authorized by the provisions of this
Section 13.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Outstanding Debt Securities, notwithstanding any of the provisions of Section 13.02.

         Section 13.02. Modification of Indenture by Supplemental Indenture With Consent of Holders. With the consent (evidenced as provided in Article Seven) of the holders of not less than a majority in aggregate principal amount of the Debt Securities at the time Outstanding which are affected by such indenture supplemental hereto (voting as a single class), the Company, when authorized by a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Debt Securities of such series to be affected; provided, however, that no such supplemental indenture shall (a) extend the Stated Maturity of any Debt Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal thereof, or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of any Original Issue Discount Security that would be due and payable upon a declaration of the acceleration of the Maturity thereof pursuant to Section
6.02 or make the principal thereof or interest or


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


premium thereon payable in any coin or currency other than that provided in the Debt Securities, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof as provided in Section 6.07, without the consent of the Holder of each Debt Security so affected, or (b) reduce the aforesaid percentage of Debt Securities of any series, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all the Debt Securities then Outstanding or (c) modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.

         A supplemental indenture which changes or eliminates any provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of the Holders of Debt Securities of such series with respect of such provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

         It shall not be necessary for the consent of the Holders under this
Section 13.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 13.02, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to the Holders of Debt Securities at their addresses as the same shall then appear in the Security Register. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 13.03. Trustee to Join in Execution of Supplemental Indenture. Upon receipt of a Company Request accompanied by the Officers' Certificate and Opinion of Counsel required by Section 14.03 and by

         (a) a supplemental indenture duly executed on behalf of the Company;

         (b) a copy of a Board Resolution, certified by the Secretary or an Assistant Secretary of the Company, authorizing the execution of said supplemental indenture;

         (c) an Opinion of Counsel, stating that said supplemental indenture complies with, and that the execution thereof is authorized or permitted by, the provisions of this Indenture; and

         (d) if said supplemental indenture shall be executed pursuant to
Section 13.02, evidence (as provided in Article 7) of the consent thereto of the Holders required to consent thereto as in Section 13.02 provided;



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then the Trustee shall join with the Company in the execution of said supplemental indenture unless said supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into said supplemental indenture.

         Section 13.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 13, this Indenture shall be and be deemed to be modified and amended in accordance therewith and, except as herein otherwise expressly provided, the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of all of the Debt Securities or of the Debt Securities of any series affected, as the case may be, shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 13.05. Matters Provided for in Supplemental Indenture May
Be Noted on Debt Securities, or New Debt Securities Appropriately Modified May Be Issued in Exchange for Outstanding Debt Securities. Debt Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Thirteen may bear a notation in a form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debt Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Debt Securities then Outstanding in equal aggregate principal amounts, and such exchange shall be made without cost to the Holders of the Debt Securities.

         Section 13.06. Supplemental Indentures to Conform to Trust Indenture Act. Every supplemental indenture executed pursuant to the provisions of this Article Thirteen shall conform to the requirements of the Trust Indenture Act.

                                  ARTICLE 14
                       PROVISIONS OF GENERAL APPLICATION

         Section 14.01. Consolidation, Merger, Sale or Lease. Subject to the provisions of Section 5.05, nothing contained in this Indenture or in the Debt Securities shall be deemed to prevent the consolidation or merger of the Company with or into any other corporation, or the merger into the Company of any other corporation, or the sale or lease by the Company of its property and assets as, or substantially as, an entirety, or otherwise.

         Upon any consolidation or merger, or any sale other than for cash or lease of all or substantially all of the assets of the Company in accordance with the provisions of Section 5.05, the corporation formed by such consolidation or into which the Company shall have been merged or to which such sale or lease shall have been made shall succeed to and be substituted for the Company with the same effect as if it had been named herein as a party hereto, and thereafter from time to time such corporation may exercise each and every right and power of the Company under this Indenture, in the name of the Company or in its own name; and any act or proceeding by any provision of this Indenture required or permitted to be done by the Board of Directors or any officer of the Company may be done with like force and effect by the like board or officer of any corporation that shall at the time be the successor of the Company hereunder. In the event of any such sale or conveyance, but not any such lease, the Company (or any successor corporation which shall theretofore have become such in the manner described in Section 5.05) shall be discharged from all obligations and covenants under the Indenture and the Debt Securities and may thereupon be dissolved and liquidated.

         Section 14.02. Benefits of Indenture. Nothing in this Indenture or in the Debt Securities, express or implied, is intended, or shall be construed, to confer upon, or to give to, any Person other than the parties hereto and their successors and the Holders of Debt Securities any right, remedy or claim under or by reason of this Indenture or any covenant, condition, stipulation, promise or agreement hereof or herein, and all covenants, conditions, stipulations, promises and agreements hereof and herein shall be for the sole and exclusive benefit of the parties hereto and their successors and of the Holders of the Debt Securities.

         Section 14.03. Evidence of Compliance with Conditions Precedent;
Form of Documents Delivered to Trustee. As evidence of compliance with the conditions precedent provided for in this Indenture (including any covenants, compliance with which constitutes a condition precedent) which relate to the satisfaction and discharge of this Indenture or to any other action to be taken by the Trustee upon Company Order or Request, the Company will furnish to the Trustee an Officers' Certificate, stating that such conditions precedent have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, such conditions precedent have been complied with.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that each individual making such certificate or opinion has read such condition or covenant; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such officer or counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Notwithstanding any provision of this Indenture authorizing the Trustee conclusively to rely upon any certificates or opinions, the Trustee before granting any application by the Company or taking or refraining from taking any other action in reliance thereon, may require any further evidence or make any further investigation as to the facts or matters stated therein which it may, in good faith, deem reasonable in the circumstances, and in connection therewith the Trustee may examine or cause to be examined the pertinent books, records and premises of the Company or of any Subsidiary; and the Trustee shall, in any such case, require such further evidence or make. such further investigation as may be requested by the Holders of a majority in principal amount of the Debt Securities then Outstanding; provided that, if payment to the Trustee of the costs, expenses and liabilities likely to be incurred by it in making such investigation is not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee before making such investigation may require reasonable indemnity against such costs, expenses or liabilities. Any further evidence that may be requested by the Trustee pursuant to any of the provisions of this paragraph shall be furnished by the Company at its own expense, and any cost, expenses and liabilities incurred by the Trustee pursuant to any of the provisions of this paragraph shall be paid by the Company, or, if paid by the Trustee, shall be repaid by the Company, upon demand, with interest at the lowest rate borne by the Debt Securities of any series, but in no event less than 5%, and, until such repayment, shall be secured by a lien on any moneys held by the Trustee hereunder prior to any rights therein of the Holders of Debt Securities.

         Section 14.04. Conflict with Trust Indenture Act. If any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         Section 14.05. Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or action of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                      (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                      (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at Two Limited Parkway, Columbus, Ohio 43216, attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company. Any request, demand, authorization, direction, notice, consent or waiver addressed as provided in this subsection (2) and given by firstclass mail, postage prepaid, shall be conclusively presumed given when mailed.

         Section 14.06. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         If, in the event of suspension of regular mail service or for any other reason, it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Section 14.07. Effect of Headings and Table of Contents. The Article, Section and Subsection headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 14.08. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         Section 14.09. Separability Clause. In case any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 14.10. Governing Law. This Indenture and the Debt Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

         Section 14.11. Legal Holidays. In any case where any Interest
Payment Date, Redemption Date or Stated Maturity of any Debt Security shall not be a Business Day at any Place of Payment for such Debt Security, then (notwithstanding any other provision of this Indenture or of the Debt Securities) payments of principal (and premium, if any) and interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the date of such payment.

         Section 14.12. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, LIMITED BRANDS, INC. has caused this Indenture to be executed in its corporate name by one of its officers thereunto duly authorized and THE BANK OF NEW YORK has caused this Indenture to be executed in its corporate name by one of its officers thereunto duly authorized all as of the date first above written.


                                     LIMITED BRANDS, INC.


                                     By /s/ V. Ann Hailey
                                       ----------------------------------------
                                       Name:  V. Ann Hailey
                                       Title: Executive Vice President &
                                              Chief Financial Officer


                                     THE BANK OF NEW YORK


                                     By /s/ Joseph A. Lloret
                                       ----------------------------------------
                                       Name:  Joseph A. Lloret
                                       Title: Assistant Treasurer

                               ANNEX A -- Form of
                            Regulation S Certificate

                            REGULATION S CERTIFICATE

                  (For transfers pursuant to Section 3.05(b)(i)
                                of the Indenture)


The Bank of New York
 as Security Registrar
101 Barclay Street, Floor 21 West
New York, New York 10286
Attn: Corporate Trust Administration


    Re: Notes due ..... of Limited Brands, Inc. (the "Securities")

         Reference is made to the Indenture, dated as of February 19, 2003 (the "Indenture"), between Limited Brands, Inc. (the "Company") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

         This certificate relates to U.S. $____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

         CUSIP No(s). ___________________________

         CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S

Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

         (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

               (A) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

               (B) the offer of the Specified Securities was not made to a person in the United States;

               (C) either:

                   (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                   (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

               (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

               (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

               (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

         (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

               (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

               (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.


         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.



   Dated:
         ------------------------
         (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



         By:
            ------------------------
            Name:
            Title:

         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                         ANNEX B -- Form of Restricted
                             Securities Certificate



                        RESTRICTED SECURITIES CERTIFICATE

          (For transfers pursuant to Section 3.05(b)(ii), (iii) and (v)
                                of the Indenture)



The Bank of New York
  as Security Registrar
101 Barclay Street, Floor 21 West
New York, New York  10286
Attn: Corporate Trust Administration



    Re: Notes due ..... of Limited Brands, Inc. (the "Securities")

         Reference is made to the Indenture, dated as of February 19, 2003 (the "Indenture"), between Limited Brands, Inc. (the "Company") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

         This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

         CUSIP No(s). ___________________________

         CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

               (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

               (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.



   Dated:
         ------------------------
         (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



         By:
            ------------------------
            Name:
            Title:

         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                        ANNEX C -- Form of Unrestricted
                             Securities Certificate


                       UNRESTRICTED SECURITIES CERTIFICATE

        (For removal of Securities Act Legends pursuant to Section 3.05(c)
                               of the Indenture)

The Bank of New York
  as Security Registrar
101 Barclay Street, Floor 21 West
New York, New York  10286
Attn: Corporate Trust Administration



   Re: Notes due ..... of Limited Brands, Inc. (the "Securities")

         Reference is made to the Indenture, dated as of February 19, 2003 (the "Indenture"), between Limited Brands, Inc. (the "Company") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

         This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

         CUSIP No(s). ___________________________

         CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 305(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.



   Dated:
         ------------------------
         (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



         By:
            ------------------------
            Name:
            Title:

         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)